UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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CONSECO, INC.

(Name of Registrant as Specified In Its Charter)
Conseco, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Conseco, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 12, 2009

Notice Is Hereby Given That the Annual Meeting of Shareholders of Conseco, Inc. (the “Company”), will be held at the Conseco Conference Center, 11825 North Pennsylvania Street, Carmel, Indiana, at 8:00 a.m., Eastern Daylight Time, on May 12, 2009, for the following purposes:

1.	To elect nine directors, each for a one-year term ending in 2010;

2.	To approve the adoption of a Section 382 Stockholders Rights Plan;

3.	To approve the Company’s Amended and Restated Long-Term Incentive Plan;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009; and

5.	To consider such other matters, if any, as may properly come before the meeting.

Holders of record of outstanding shares of the common stock of the Company as of the close of business on March 16, 2009, are entitled to notice of and to vote at the meeting. Holders of common stock have one vote for each share held of record.

Management and the Board of Directors respectfully request that you date, sign and return the enclosed WHITE proxy card in the postage-paid envelope so that we receive the WHITE proxy card prior to the Annual Meeting, or, if you prefer, follow the instructions on your WHITE proxy card for submitting a proxy electronically or by telephone. If your shares are held in the name of a bank, broker or other holder of record, please follow the procedures as described in the enclosed WHITE voting form they send to you. By completing signing, dating and returning the Company’s accompanying WHITE proxy card, you will revoke any proxy that may have been previously returned to Otter Creek Partners I, LP, Otter Creek Management, Inc., Otter Creek International Ltd and Roger Keith Long (collectively, the “Otter Creek Entities”). The proxies of shareholders who attend the meeting in person may be withdrawn, and such shareholders may vote personally at the meeting.

By Order of the Board of Directors

Karl W. Kindig, Secretary

April   , 2009
Carmel, Indiana

Conseco, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Conseco, Inc. (“Conseco” or the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Conseco Conference Center, 11825 North Pennsylvania Street, Carmel, Indiana on May 12, 2009, at 8:00 a.m., Eastern Daylight Time. It is expected that this Proxy Statement and proxy will be mailed to the shareholders on or about April 17, 2009. The enclosed proxy is solicited by our Board of Directors. Proxies are being solicited principally by mail. Directors, officers and regular employees of Conseco may also solicit proxies in person, through the mail or by telecommunications. All expenses relating to the preparation and mailing to the shareholders of the Notice, this Proxy Statement and form of proxy are to be paid by Conseco.

If the enclosed form of proxy is properly executed and returned in time for the meeting, the named proxy holders will vote the shares represented by the proxy in accordance with the instructions marked on the proxy. Proxies returned unmarked will be voted for each of the board’s nominees for director (Proposal 1), for the approval of the Section 382 Stockholders Rights Plan (Proposal 2), for the approval of the Amended and Restated Long-term Incentive Plan (Proposal 3) and for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009 (Proposal 4). A shareholder may revoke a proxy at any time before it is exercised by mailing or delivering to Conseco a written notice of revocation or a later-dated proxy, or by attending the meeting and voting in person.

Only holders of record of shares of Conseco’s common stock as of the close of business on March 16, 2009, will be entitled to vote at the meeting. On such record date, Conseco had 184,823,258 shares of common stock outstanding and entitled to vote. Each share of common stock will be entitled to one vote with respect to each matter submitted to a vote at the meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

If you hold your shares in street name (that is, if you hold your shares through a broker, bank or other holder of record), you may be able to vote by telephone or via the Internet. Please refer to the information on the voting instruction form forwarded to you by your bank, broker or other holder of record to see which voting options are available to you.

You may receive proxy solicitation materials from Otter Creek Partners I, LP, Otter Creek Management, Inc., Otter Creek International Ltd. and Roger Keith Long (collectively, the “Otter Creek Entities”) in connection with the nomination of R. Keith Long to be a director of Conseco. The Board of Directors recommends that you not sign or return the gold proxy card that may be sent to you by the Otter Creek Entities.

If you want to vote in person at the Annual Meeting and you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must then bring the legal proxy to the Annual Meeting.

The election of directors (Proposal 1), because it is a contested election, will be determined by the plurality of the votes cast by the holders of shares represented (in person or by proxy) and entitled to vote at the Annual Meeting provided a quorum is present. Consequently, the nine nominees who receive the greatest number of votes cast will be elected as directors of the Company. The vote required to approve the Section 382 Stockholders Rights Plan and the Amended and Restated Long-term Incentive Plan (Proposals 2 and 3) is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting. The vote required to approve the ratification of the appointment of our independent registered public accounting firm (Proposal 4) is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting. Shares present which are properly withheld as to voting, and shares present with respect to which a broker indicates that it does not have authority to vote (“broker non-votes”), will not be counted for any purpose other than determining the presence of a quorum at the Annual Meeting. Abstentions from voting will have the same legal effect as voting against Proposal 2, Proposal 3 and Proposal 4.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The proxy statement and the annual report to shareholders are available at www.proxyvote.com.

SECURITIES OWNERSHIP

The following table sets forth certain information concerning the beneficial ownership of our common stock as of March 16, 2009 (except as otherwise noted) by each person known to us who beneficially owns more than 5% of the outstanding shares of our common stock, each of our directors, each of our current executive officers that are named in the Summary Compensation Table on page 23 and all of our current directors and executive officers as a group.

		Shares Beneficially Owned
Title of Class	Name of Beneficial Owner	Number	Percentage

Common stock	Columbia Wanger Asset Management, L.P.(1)	26,489,000	14.3
Common stock	Steel Partners II, L.P.(2)	14,801,460	8.0
Common stock	Hotchkis and Wiley Capital Management, LLC(3)	12,024,641	6.5
Common stock	R. Glenn Hilliard(4)	1,565,294	*
Common stock	Donna A. James	10,807	*
Common stock	Debra J. Perry(5)	40,381	*
Common stock	C. James Prieur(6)	795,000	*
Common stock	Philip R. Roberts(5)	43,907	*
Common stock	Neal C. Schneider(5)	41,407	*
Common stock	Michael S. Shannon(5)	126,866	*
Common stock	Michael T. Tokarz(5)	38,907	*
Common stock	John G. Turner(5)	46,907	*
Common stock	Doreen A. Wright	12,307	*
Common stock	Edward J. Bonach(7)	97,000	*
Common stock	Eric R. Johnson(8)	242,237	*
Common stock	Scott R. Perry(9)	142,898	*
Common stock	Steven M. Stecher(10)	92,975	*
Common stock	All directors and executive officers as a group (19 persons)(11)	3,721,571	2.0

*	Less than 1%.

(1)	Based solely on the Amendment No. 3 to Schedule 13G filed with the SEC on January 27, 2009 by Columbia Wanger Asset Management, L.P. The Amendment No. 3 to Schedule 13G reports sole power to vote or direct the vote of 26,104,000 shares and sole power to dispose or direct the disposition of 26,489,000 shares. The business address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(2)	Based solely on the Amendment No. 7 to Schedule 13D filed with the SEC on January 5, 2009 by Steel Partners II, L.P. The business address for Steel Partners II, L.P. is 590 Madison Avenue, 32nd Floor, New York, NY 10022.

(3)	Based solely on the Amendment No. 3 to Schedule 13G filed with the SEC on February 13, 2009 by Hotchkis and Wiley Capital Management, LLC. The Amendment No. 3 to Schedule 13G reports sole power to vote or direct the vote of 8,168,541 shares and sole power to dispose or to direct the disposition of 12,024,641 shares. The business address for Hotchkis and Wiley Capital Management, LLC is 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017.

(4)	Includes 98,119 shares held by a family charitable foundation, of which Mr. Hilliard is a trustee. He disclaims beneficial ownership of such shares. Also includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 755,000 shares of common stock.

(5)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 15,400 shares of common stock.

(6)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 325,000 shares of common stock.

(7)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 40,000 shares of common stock.

(8)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 194,000 shares of common stock.

(9)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 105,500 shares of common stock.

(10)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase 77,500 shares of common stock.

(11)	Includes options, exercisable currently or within 60 days of March 16, 2009, to purchase an aggregate of 1,925,900 shares of common stock held by directors and executive officers.

PROPOSAL 1

ELECTION OF DIRECTORS

Nine individuals will be elected to the board of directors for one-year terms expiring at the 2010 annual meeting of shareholders. The nominees listed below are currently members of the board of directors. One current director, Michael Shannon, has informed the board that he will be stepping down as a director on May 11, 2009. The board has elected not to fill his seat on the board and has agreed to reduce the number of directors to nine after his resignation. All directors will serve until their successors are duly elected and qualified.

Board Nominees

Unless authority is specifically withheld, the shares of common stock represented by the enclosed form of proxy will be voted in favor of all board nominees identified below. Should any of the nominees become unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the board of directors of Conseco may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The board of directors knows of no reason why any of its nominees would be unable to accept election.

Set forth below is information regarding each person nominated by the board of directors for election as a director.

Nominees for Election as Directors:

Donna A. James, 51, has been a director of Conseco since May 2007. Since 2006 Ms. James has been President and managing director of Lardon & Associates, a business and executive advisory services firm. Before retiring in 2006, Ms. James worked in various capacities with Nationwide Mutual Insurance Company and its public company subsidiary, Nationwide Financial Services, Inc., beginning in 1981, including President, Nationwide Strategic Investments (2003-2006), Executive Vice President and Chief administrative Officer (2000-2003) and Senior Vice President and Chief Human Resources Officer (1998-2000). She is also a director of Coca-Cola Enterprises, Inc., Limited Brands, Inc. and Time Warner Cable Inc.

Debra J. Perry, 58, has served as a director of Conseco since June 2004. Since 2008 Ms. Perry has been the managing member of Perry Consulting LLC. From 1992-2004, she was a senior executive at Moody’s Investors Service and Moody’s Corporation. During her career there, she served as Chief Administrative Officer and Chief Credit Officer, and had responsibility for several ratings groups, including Americas Corporate Finance, Leverage Finance, Public Finance, and Finance, Securities and Insurance. Until recently, Ms. Perry served on the board of MBIA Inc., the largest financial guaranty insurance company. At the request of the MBIA board, she became a consultant to its Credit Risk Committee to refine and implement the company’s risk strategy as part of a five-year transformation plan. Ms. Perry is also a director of Korn/Ferry International.

C. James Prieur, 57, has been chief executive officer and a director since September 2006. Before joining Conseco, Mr. Prieur had been with Sun Life Financial since 1979. He began his career in private placements, then equity and fixed income portfolio management, rising to vice president of investments for Canada in 1988, and then vice president of investments for the U.S. in 1992. In 1997 he was named senior vice president and general manager for all U.S. operations, and became corporate president and chief operating officer in 1999.

Philip R. Roberts, 67, joined our board of directors in September 2003. Mr. Roberts is retired. From 2000 until 2007, Mr. Roberts was principal of Roberts Ventures L.L.C., consultant for merger and acquisition and product development for investment management firms. From 1996 until 2000, Mr. Roberts served as chief investment officer of trust business for Mellon Financial Corporation and headed its institutional asset management businesses from 1990 to 1996.

Michael T. Tokarz, 59, joined our board of directors in September 2003. Mr. Tokarz is the chairman of MVC Capital, Inc. (a registered investment company). In addition, he has been a managing member of the Tokarz Group, LLC (venture capital investments) since 2002. He was a general partner with Kohlberg Kravis Roberts & Co. from 1985 until he retired in 2002. Mr. Tokarz is chairman of Walter Industries, Inc. and is also a director of Idex Corp. and Dakota Growers Pasta Companies, Inc.

R. Glenn Hilliard, 66, has served as chairman of our board of directors since September 2003. During the period from August 2004 until September 2005, he served as executive chairman and at all other times since September 2003 he has served as non-executive Chairman. Mr. Hilliard has been chairman and chief executive officer of Hilliard Group, LLC, an investment and consulting firm, since 2003. From 1999 until his retirement in 2003, Mr. Hilliard served as chairman, chief executive officer and a member of the executive committee for ING Americas. From 1994 to 1999 he was chairman and CEO of ING North America. Mr. Hilliard is a Trustee of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I (formerly Nations Separate Account Trust) and Banc of America Funds Trust.

Neal C. Schneider, 64, joined our board of directors in September 2003. Between 2002 and 2003, Mr. Schneider was a partner of Smart and Associates, LLP, a business advisory and accounting firm. Between 2000 and 2002, he was an independent consultant. Until his retirement in 2000, Mr. Schneider spent 34 years with Arthur Andersen & Co., including service as partner in charge of the Worldwide Insurance Industry Practice and the North American Financial Service Practice. Mr. Schneider has been chairman of the board of PMA Capital Corporation since 2003.

John G. Turner, 69, joined our board of directors in September 2003. Mr. Turner has been chairman of Hillcrest Capital Partners, a private equity investment firm since 2002. Mr. Turner served as chairman and CEO of ReliaStar Financial Corp. from 1991 until it was acquired by ING in 2000. After the acquisition he became vice chairman and a member of the executive committee for ING Americas until his retirement in 2002. Mr. Turner is a director of Hormel Foods Corporation.

Doreen A. Wright, 52, joined our board of directors in May 2007. Ms. Wright was Senior Vice President and Chief Information Officer of Campbell Soup Company from 2001 until her retirement in 2008. Prior to joining Campbell Soup Company, she was Executive Vice President and Chief Information Officer at Nabisco, Inc. from 1999-2001. From 1995 through 1998, Ms. Wright was Senior Vice President, Operations and Systems for Prudential Insurance Company’s Prudential Investment Group. From 1984 until 1994, she held various leadership positions at Bankers Trust Company as a Managing Director and Senior Vice President of numerous large-scale institutional customer service and technology groups. Ms. Wright serves on the boards of directors of The Oriental Trading Company and The Riverside Symphonia, and she previously served on the board of directors of The Yankee Candle Company.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE

Otter Creek Entities’ Nominee

On March 20, 2009, Conseco received notice from Otter Creek Partners I, L.P., by its General Partner, Otter Creek Management, Inc. of its nomination of R. Keith Long to stand for election to the Conseco Board of Directors. If you receive proxy solicitation materials from Otter Creek, the Board of Directors unanimously recommends that you NOT return the gold proxy card or otherwise vote for Mr. Long. If you have returned a gold proxy card to Otter Creek, you can revoke it by properly executing and returning the Company’s WHITE proxy card, or, if you hold your shares in street name, then by following the voting instruction form that was forwarded to you.

Board Committees

Audit and Enterprise Risk Committee. The Audit and Enterprise Risk Committee’s functions, among others, are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by the independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company’s compliance with legal and regulatory requirements; and discuss with management and the independent accountants our draft annual and quarterly financial statements and key accounting and/or reporting matters. The Audit and Enterprise Risk Committee currently consists of Mr. Schneider, Mr. Roberts, Mr. Turner and Ms. Wright, with Mr. Schneider serving as chairman of the committee and as “audit committee financial expert,” as defined under Securities and Exchange Commission rules promulgated under the Sarbanes-Oxley Act. All current members of the Audit and Enterprise Risk Committee are “independent” within the meaning of the regulations adopted by the Securities and Exchange Commission and the listing requirements adopted by the New York Stock Exchange regarding audit committee membership. The current members also satisfy the financial literacy qualifications of the New York Stock Exchange listing standards. The committee met on 18 occasions in 2008. A copy of the Audit and Enterprise Risk Committee’s charter is available on our website at www.conseco.com.

Governance and Strategy Committee. The Governance and Strategy Committee is responsible for, among other things, establishing criteria for board membership; considering, recommending and recruiting candidates to fill new positions on the board; reviewing candidates recommended by shareholders; and considering questions of possible conflicts of interest involving board members, executive officers and key employees. It is also responsible for developing principles of corporate governance and recommending them to the board for its approval and adoption, and reviewing periodically these principles of corporate governance to insure that they remain relevant and are being complied with. The Governance and Strategy Committee currently consists of Mr. Tokarz, Mr. Shannon and Ms. Perry, with Mr. Tokarz serving as chairman of the committee. All current members of the Governance and Strategy Committee are “independent” within the meaning of the listing requirements adopted by the New York Stock Exchange regarding nominating committee membership. The committee held four meetings during 2008. A copy of the Governance and Strategy Committee’s charter is available on our website at www.conseco.com. The Governance and Strategy Committee does not have a written policy regarding shareholder nominations for director candidates. The Governance and Strategy Committee will, however, consider candidates for director nominees put forward by shareholders. See “Shareholder Proposals for 2009 Annual Meeting” for a description of the advance notice procedures for shareholder nominations for directors.

Human Resources and Compensation Committee. The Human Resources and Compensation Committee is responsible for, among other things, approving overall compensation policy; recommending to the board the compensation of the chief executive officer and other senior officers; and reviewing and administering our incentive compensation and equity award plans. The Human Resources and Compensation Committee currently consists of Ms. Perry, Ms. James, Mr. Tokarz and Mr. Shannon, with Ms. Perry serving as committee chair. All current members of the Human Resources and Compensation Committee are “independent” within the meaning of the listing requirements adopted by the New York Stock Exchange regarding compensation committee membership. The committee met on seven occasions in 2008. A copy of the Human Resources and Compensation Committee’s charter is available on our website at www.conseco.com.

Investment Committee. The Investment Committee is responsible for, among other things, reviewing investment policies, strategies and programs; reviewing the procedures which Conseco utilizes in determining that funds are invested in accordance with policies and limits approved by it; and reviewing the quality and performance of our investment portfolios and the alignment of asset duration to liabilities. The Investment Committee currently consists of Mr. Prieur, Mr. Schneider, Mr. Roberts and Mr. Turner, with Mr. Roberts serving as chairman of the committee. The committee met on three occasions in 2008. A copy of the Investment Committee’s charter is available on our website at www.conseco.com.

Executive Committee. Subject to the requirements of applicable law, including our certificate of incorporation and bylaws, the Executive Committee is responsible for exercising, as necessary, the authority of the board of directors in the management of our business affairs during intervals between board meetings. The Executive Committee currently consists of Mr. Hilliard, Mr. Prieur and Mr. Turner, with Mr. Turner serving as chairman of the committee. A copy of the Executive Committee’s charter is available on our website at www.conseco.com.

Director Compensation

For serving as Non-Executive Chairman, Mr. Hilliard receives a fee equal to 175% of the base cash fees and equity awards paid to the other non-employee directors. Our non-employee directors currently receive an annual cash retainer of $70,000. The chairs of the Audit and Enterprise Risk Committee and the Human Resources and Compensation Committee each currently receive an additional annual cash fee of $30,000, and directors who chair one of our other board committees receive an additional annual cash fee of $20,000. Each member of the Audit and Enterprise Risk Committee (including the chairman) receives an additional annual cash retainer of $15,000. Cash fees are paid quarterly in advance. Our non-employee directors have also been entitled to receive $70,000 in annual equity awards. The amount of fees paid to our non-employee directors has not changed since it was first set in September 2003, except for a $10,000 increase implemented in 2007 in the additional fee paid to the chair of the Human Resources and Compensation Committee. The Board’s policy is to review and set the compensation of the non-employee directors each year at the annual Board meeting and to make equity awards to those directors at that time. Directors are reimbursed for out-of-pocket expenses, including first-class airfare, incurred in connection with the performance of their responsibilities as directors. The compensation paid in 2008 to our non-employee directors is summarized in the table below:

DIRECTOR COMPENSATION IN 2008

	Fees
	earned or
	paid in	Stock
Name	cash(1)	awards(2)	Total

R. Glenn Hilliard	$122,500	$122,385	$244,885
Donna A. James	70,000	69,938	139,938
Debra J. Perry	100,000	69,938	169,938
Philip R. Roberts	105,000	69,938	174,938
Neal C. Schneider	115,000	69,938	184,938
Michael S. Shannon	70,000	69,938	139,938
Michael T. Tokarz	90,000	69,938	159,938
John G. Turner	105,000	69,938	174,938
Doreen A. Wright	85,000	69,938	154,938

(1)	This column represents the amount of cash compensation paid in 2008 for Board service, for service on the Audit and Enterprise Risk Committee and for chairing a committee.

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fair value of stock awards, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment” (“SFAS 123R”). Set forth below is the grant date fair value of each stock award to the non-employee directors in 2008, computed in accordance with SFAS 123R.

		Stock
		Awards:	Grant Date
		Number	Fair Value
	Grant	of Shares	of Stock
Name	Date	of Stock	Awards

R. Glenn Hilliard	5/21/08	10,937	$122,385
Donna A. James	5/21/08	6,250	69,938
Debra J. Perry	5/21/08	6,250	69,938
Philip R. Roberts	5/21/08	6,250	69,938
Neal C. Schneider	5/21/08	6,250	69,938
Michael S. Shannon	5/21/08	6,250	69,938
Michael T. Tokarz	5/21/08	6,250	69,938
John G. Turner	5/21/08	6,250	69,938
Doreen A. Wright	5/21/08	6,250	69,938

The directors have the following number of options outstanding at December 31, 2008 — Mr. Hilliard (755,000); Ms. Perry (15,400), Mr. Roberts (15,400), Mr. Schneider (15,400), Mr. Shannon (15,400), Mr. Tokarz (15,400) and Mr. Turner (15,400). The average exercise price for the options held by the directors is $19.12.

Board Meetings and Attendance

During 2008, the board of directors met on 14 occasions. Of the nine directors nominated for re-election, eight had perfect attendance at the meetings of the board and the meetings of the committees on which they served. The other director attended 21 of 25 meetings during the year. The independent directors regularly meet in executive session without the CEO or any other member of management. Mr. Hilliard presides at such executive sessions.

Director Independence

The Board annually determines the independence of directors based on a review by the directors. Although the board of directors has not adopted categorical standards of materiality for independence purposes, no director is considered independent unless the board has determined that he or she has no material relationship with Conseco, either directly or as an officer, shareholder or partner of an organization that has a material relationship with Conseco. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The board considers the New York Stock Exchange guidelines in making its determination regarding independence and the materiality of any relationships with Conseco. Under the NYSE corporate governance standards, a director is not independent if he or she has been an employee or executive officer of the Company within the last three years. Because Mr. Hilliard was employed by Conseco and served as Executive Chairman from August 2004 until September 2005, the board had previously determined that Mr. Hilliard was not independent at this time, consistent with rules of the New York Stock Exchange. In October 2008 the board reconsidered Mr. Hilliard’s status and relationship with the Company and determined that due to the passage of more than three years since his brief employment by the Company and the absence of any material relationship with the Company that he should be considered an independent director. The board has determined that all current directors other than Mr. Prieur are independent.

Approval of Related Party Transactions

Transactions and agreements with related persons (directors and executive officers or members of their immediate families or shareholders owning five percent or more of the Company’s outstanding stock) that meet the minimum threshold for disclosure in the proxy statement under applicable SEC rules (generally transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) must be approved by the board of directors or a committee comprised solely of independent directors. In considering the transaction or agreement, the board or committee will consider all relevant factors including the business reason for the transaction, available alternatives on comparable terms, actual or apparent conflicts of interest and the overall fairness of the transaction to the Company. Any proposed transactions that might be considered a related person transaction are to be raised with the Chairman of the Board or the Chairman of the Governance and Strategy Committee. They will jointly determine whether the proposed transaction should be considered by the full board (recusing any directors with conflicts) or by a board committee of independent directors. Related person transactions are to be approved in advance whenever practicable, but if not approved in advance are to be ratified (if the board or committee considers it appropriate to do so) as soon as practicable after the transaction.

Various Company policies and procedures, including the Code of Business Conduct and Ethics and annual questionnaires completed by all company directors, officers and employees, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. Any related person transactions that are identified under these additional policies and procedures are to be considered under the policy and procedures described above.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees regarding their obligations in the conduct of the Company’s affairs. A copy of the Code of Business Conduct and Ethics is available on our website at www.conseco.com. Within the time period specified by the SEC and the New York Stock Exchange, we will post on our website any amendment to our Code of Business Conduct and Ethics and any waiver applicable to our principal executive officer, principal financial officer or principal accounting officer.

Corporate Governance Guidelines

Conseco is committed to best practices in corporate governance. Upon the recommendation of the Governance and Strategy Committee, Conseco adopted a set of Conseco Board Governance Operating Guidelines. A copy of the Conseco Board Governance Operating Guidelines is available on our website at www.conseco.com.

Communications with Directors

Shareholders and other interested parties wishing to communicate directly with Conseco’s board of directors or any one or more individual members (including the presiding director or the non-management directors as a group) are welcome to do so by writing to the Conseco Corporate Secretary, 11825 North Pennsylvania Street, Carmel, Indiana, 46032. The Corporate Secretary will forward any communications to the director or directors specified by the shareholder.

In addition, Conseco has a policy that all directors attend the annual meeting of shareholders. All of our directors attended the annual meeting of shareholders held in 2008.

Compensation Committee Interlocks and Insider Participation

Ms. James, Mr. Shannon, Mr. Tokarz and Ms. Perry served on the Human Resources and Compensation Committee throughout 2008. Mr. Hilliard was added to the committee on January 20, 2009. None of the members of the Human Resources and Compensation Committee is or has been one of our officers or employees, except for Mr. Hilliard as described above. None of our executive officers serves, or served during 2008, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Human Resources and Compensation Committee.

Copies of Corporate Documents

In addition to being available on our website at www.conseco.com, we will provide to any person, without charge, a printed copy of our committee charters, Code of Ethics and Board of Governance Operating Guidelines upon request to Conseco Investor Relations, 11825 N. Pennsylvania Street, Carmel, Indiana 46032; telephone (317) 817-2893 or email ir@conseco.com.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

Conseco’s executive compensation program is designed to reinforce our commitment to our mission and core values by embedding them in all that we do. Our values of Integrity and Customer Focus are essential to all of our customer interactions, and our values of Excellence and Teamwork are essential to how we work. These values, along with the results and behaviors that drive our individual performance, provide the foundation for all our people policies and practices, including our compensation philosophy and programs. Specifically, the following are goals of our program:

•	Align the interests of our executive officers with those of our shareholders through focusing on shareholder value creation.

•	Promote a pay-for-performance culture that rewards both overall Company performance and individual accountability.

Strategy

The Human Resources and Compensation Committee (the “Committee”) of the Board of Directors, which is comprised solely of independent, non-employee Directors of Conseco, has developed a comprehensive compensation and benefits strategy that rewards Company and individual performance which will drive our long-term success. The strategy is designed to:

•	Place a significant amount of total compensation at risk in the form of variable pay. This means that for executive officers, a major portion of their total compensation is tied to either financial or stock price performance. As illustrated in our Summary Compensation Table on page 23, base salaries for our named executive officers (“NEOs”) represent between 25% and 45% of their target total compensation, with the remaining amount comprised of at-risk variable pay in the forms of the annual incentive plan and the long-term incentive programs.

•	Provide target compensation opportunities commensurate with the market, and actual compensation earned commensurate with Company and the individual’s performance. This means that the executive’s relative pay opportunities are assessed vis-à-vis relative performance. If performance goals are met or exceeded, pay should be at or above target. Similarly, if performance targets are not satisfied, total actual compensation earned could trail targeted levels.

•	Focus on attracting and retaining top talent. This means that while we believe compensation should have a strong performance link, we also believe the Company benefits from creating a team of tenured, seasoned professionals with significant industry experience. To encourage this long-term commitment, we historically have granted awards of stock options that vest over three to four years, and performance shares and restricted stock which are eligible for delivery after no less than two years.

Role of the Compensation Committee

The Committee determines the elements and amount of compensation for our executive officers and provides overall guidance for our employee compensation policies and programs. Five members of our Board of Directors sit on the Committee, each of whom is an independent director under the New York Stock Exchange listing requirements, the exchange upon which our stock trades. Other Board members may also participate in our consideration of how we pay our employees. The Committee’s function is more fully described in its charter which has been approved by our full Board of Directors, and can be found on our website at www.conseco.com.

In making executive compensation decisions, the Committee receives advice from its independent compensation consultant; Pearl Meyer & Partners (“PM&P”) was hired by and reported directly to the Committee until October 2008. At that time, Hewitt Associates was hired by the Committee and replaced

PM&P. Both independent consultants perform all services for our Company at the Committee’s direction and may be terminated without notice by the Committee at any time. Neither PM&P nor Hewitt Associates had a prior relationship with the CEO or any of our Company’s executive officers at the time of their hiring.

Though retained directly by the Committee, the compensation consultant often interacts with our executive officers, specifically the CEO, EVP of Human Resources, General Counsel and CFO, and their staffs to provide the Committee with relevant compensation and performance data for our executives and the Company. In addition, the consultant may seek direct input and feedback from management in preparing their consulting work product prior to presentation to the Committee to confirm information, identify data questions, exchange ideas or other similar issues.

As requested by the Committee, in 2008, the independent consultants’ services to the Committee included:

•	Providing competitive analysis of executive officer, including NEO, total compensation elements;

•	Conducting equity grant market studies;

•	Reviewing NEO promotion packages; and

•	Attending Committee meetings, in person and telephonically.

The Committee received advice from PM&P regarding 2008 executive compensation issues, plans, and competitive compensation levels. Hewitt Associates LLC provided advice leading to decisions regarding 2009 compensation.

In making its decisions, the Committee collects and considers input from multiple sources. The Committee may ask senior executive officers or non-Committee Board members to attend Committee meetings where executive compensation and Company and individual performance are discussed and evaluated. During these meetings, executives provide insight, suggestions or recommendations regarding executive compensation. Deliberations generally occur with input from the compensation advisor, members of management and other Board members. However, only the independent Committee members vote on decisions made regarding executive compensation, which is typically done in executive session, with no members of management present.

Compensation Program Design / Pay for Performance Objectives

The Committee strives to provide a clear, understandable reward design that allows the Company to attract and retain the executive talent required to continue to improve the Company’s performance and build long-term shareholder value. To achieve this, our programs are designed to:

•	Reward sustainable operational and productivity performance. This means that (i) we set performance goals under our Pay for Performance (“P4P” ) plan at levels that represent targeted performance levels on key financial metrics , and (ii) we set multi-year performance goals for our Performance Share (“P-Share” ) awards;

•	Integrate with the company wide annual performance management program of goal setting and formal evaluation;

•	Consider internal equity among colleagues in determining compensation levels, in addition to the objective review of external factors. This means that while the Committee examines competitive pay data for specific positions, market data is not the sole factor considered in setting pay levels. The Committee also considers factors such as Conseco’s organizational structure, and the relative roles and responsibilities of individuals. The Committee believes that this approach fosters an environment of cooperation among executives that improves sales growth, profitability, and customer satisfaction;

•	Provide for discretion to make adjustments and modifications based on how well individual associates meet our performance standards for expected achievement of business results, as well as upholding our values and behaviors; and

•	Offer the opportunity to earn above-market pay when Company and individual performance exceed expectations.

In setting target executive compensation opportunities, our Committee looks at Total Annual Cash Compensation (TAC), which is comprised of base salary and target incentive; and Total Direct Compensation (TDC), which is the sum of TAC and long-term incentives. Our long-term incentives include annual stock option awards as well as P-Share awards. Our Committee intends to compensate our executive group at approximately the 50th percentile (meaning within a range of +/- 15% of the 50th percentile) for the achievement of target performance, with additional compensation opportunities up to the 75th percentile of the market for the achievement of superior results.

The following tables provide information about the level of 2008 Total Annual Cash (TAC) and Total Direct Compensation (TDC) opportunities for our NEOs.

Fiscal 2008 Base Salary and Target Total Annual Cash Compensation (TAC)

	Fiscal	Percent Increase		Fiscal Year 2008	Percent Increase
	Year	in Fiscal 2008	Annual Incentive	Total Target	in Fiscal 2008
	2008 Base	Base Salary	Target Percent	Annual Cash	Total Annual Cash
Named Executive Officer	Salary	Over Fiscal 2007	for Fiscal 2008	Compensation	Over Fiscal 2007

James Prieur Chief Executive Officer	$900,000	0%	125%	$2,025,000	0%
Edward Bonach Executive Vice President, Chief Financial Officer	472,500	5%	100%	945,000	5%
Eric Johnson President, 40 / 86 Advisors	500,000	0%	100%	1,000,000	0%
Scott Perry President, Bankers Life & Casualty	441,324	4%	100%	882,648	4%
Steven Stecher President, Conseco Insurance Group	412,000	3%	100%	824,000	3%

Summary of Total Direct Compensation (TDC) Opportunities

	Fiscal 2008	Fiscal 2008	Fiscal 2008
	Threshold	Target	Maximum
Named Executive Officer	TDC	TDC	TDC

James Prieur	$2,339,000	$3,239,000	$6,228,010
Edward Bonach	848,925	1,203,300	1,808,800
Eric Johnson	754,150	1,129,150	1,748,400
Scott Perry	758,295	1,089,288	1,679,200
Steven Stecher	712,980	1,021,980	1,438,980

Notwithstanding the Company’s stated position, based on the Company’s stock price performance and the number of available shares, the Committee made a purposeful decision to provide lower-than-competitive equity grants. Threshold TDC opportunity includes base salary, plus threshold annual incentive award plus the value of stock options. Target TDC opportunity includes base salary plus target annual incentive award plus stock options. Maximum TDC opportunity includes base salary plus 150% of target annual incentive award plus the value of stock options and Performance Shares.

Compensation Peer Companies

The Committee assesses “competitive market” compensation using a number of sources. The primary data source used in setting 2008 competitive market levels for our NEOs is the information publicly disclosed by the companies in the S&P Life and Health Insurance Index and the Russell 3000 Life Insurance Industry Index

(together, the “Peer Group” ). As of December 31, 2008, the Peer Group consisted of the 17 companies listed below; however, if changes are made to the indices, the Committee anticipates that the Peer Group will reflect those changes. The Committee periodically reviews the Peer Group to ensure the companies are appropriate for both pay and performance comparisons. The Committee chose these publicly disclosed indices because they include organizations which best represent our Company’s business mix, and which compete with our Company for shareholder investment. Furthermore, the makeup of these indices will self-adjust as consolidation occurs in the industry.

Peer company information is supplemented with general and industry specific survey data from Towers Perrin that provides position-based compensation levels across broad industry segments. For corporate staff positions, such as the EVP, Human Resources, we consider survey data based on companies of similar size, with less emphasis on industry specific data. However, for industry specific positions, such as a Chief Actuary, we consider insurance industry survey data for positions with similar size.

S&P Supercomposite Life & Health and the Russell 3000 Life Insurance Indices

AFLAC Incorporated
American Equity Investment Life Holding Company
Citizens Inc.
Delphi Financial Group, Inc.
Kansas City Life Insurance Company
Lincoln National Corporation
Life Partners Holdings MetLife, Inc.
National Western Life Insurance Company
The Phoenix Companies, Inc.
Presidential Life Corporation
Principal Financial Group, Inc.
Protective Life Corporation
Prudential Financial, Inc.
StanCorp Financial Group, Inc.
Torchmark Corporation
Universal American Financial Corp.
Unum Group
While aggregate pay levels are consistent with the compensation philosophy stated above, it is possible that pay levels for specific individuals may be above or below the targeted competitive benchmark based on a number of factors. While competitive market data is used as a reference point, we avoid automatic adjustments based on annual competitive benchmarking data, since we believe a given executive’s compensation should also reflect Company-specific factors such as the importance of the role within the organization, the compensation for other positions at the same level, and individual factors such as experience, expertise, personal performance and tenure.

Realized total compensation in any year may be significantly above or below the target compensation levels depending on whether our incentive goals were attained and whether shareholder value was created. In some cases, the amount and structure of compensation results from negotiations with executives at the time they were hired, which may reflect competitive pressures to attract and hire quality managerial talent in the insurance industry. To help attract and retain such talent, the Committee also seeks to provide a level of benefits in line with those of comparable publicly traded companies, though avoids matching such benefits item by item.

Pay Levels

All employees’ target total compensation, including our NEOs, is determined based on a number of factors, including each individual’s role and responsibilities within our Company, the individual’s experience and expertise, the pay levels for peers within the Company, the pay levels for similar job functions in the marketplace, the individual’s business unit, and our Company as a whole. The Committee is responsible for approving all compensation programs for our executive officers. In determining executive compensation, the Committee considers all forms of compensation and benefits, and uses appropriate tools — such as tally sheets and market studies — to review the value delivered to each executive through each element of pay.

Tally sheets provide a vehicle for the Committee to examine the external market practices and compare them to our internal evaluations and decisions.

Our tally sheets capture and report:

•	Competitive external market data on a base salary, total annual cash and total remuneration basis;

•	Individual total annual cash compensation including annual salary, target bonus opportunity, and actual bonus paid;

•	Long-term equity grants, the vesting status, and their current value at a hypothetical established price; and

•	Employment contract terms and conditions.

Pay Elements

Total Annual Cash Compensation

     Base Salaries

In establishing base salaries, the Committee begins by targeting the 50th percentile, and adjusts upwards or downwards as appropriate to reflect each position’s responsibilities, individual’s experience level, unique skills or competencies. Base salaries generally range from as low as 25th percentile (for recently promoted employees or those who otherwise lack experience) to as high as the 75th percentile (for a high performer with best in class industry experience). While salaries outside this range may occur, they are few. Annual review of employees’ base pay levels are determined based upon numerous factors, including

•	Job responsibilities;

•	Impact on the development and achievement of our strategic initiatives;

•	Competitive labor market pressures;

•	Company performance for the prior 12 months;

•	Individual performance for the prior 12 months, as expressed on the employee’s performance review; and

•	Salaries paid for comparable positions within our identified compensation peer group.

No specific weighting of these factors is used. However, given our desire for a performance-based culture the Committee’s use of its discretion generally results in increases for our top performers, and little or no increases for average or lower performing employees.

Annual Incentive Program

Our annual incentive plan, the P4P Plan, was approved by our shareholders in 2005, and is designed to focus on and reward achievement of annual performance goals. It is the broadest of our management incentive programs, covering approximately 625 employees in 2008, including all of our executive officers, and payable in cash. Senior executives including NEOs are assigned to one of two incentive opportunities (expressed as a percentage of base salary). Consistent with our Company’s pay level strategy, these annual incentive levels are set to generate target annual cash compensation (i.e., the sum of base salary plus target annual incentive amount) at competitive market median levels.

Set forth below are the threshold, target and maximum payouts for each of our NEOs under the P4P Plan.

			Maximum
	Threshold Payout	Target Payout	Payout
Named Executive Officer	(as% of Salary)	(as% of Salary)	(as% of Salary)

James Prieur	31.25%	125%	250%
Edward Bonach	25%	100%	200%
Eric Johnson	25%	100%	200%
Scott Perry	25%	100%	200%
Steven Stecher	25%	100%	200%

In 2008, our P4P payout was based on weighted scorecard tabulation across a variety of performance metrics that focused on profitable growth, managing expenses and utilization of capital. The financial metrics measured were earnings per share, EBIT, value of new business, combined operating expense and additional business unit financial measurements. Limiting the number of metrics to four enhances simplicity and effectiveness of the incentive plan. The program is designed to pay above market-median levels when the Company exceeds target performance.

Named Executive
Officer	Metric - Weighting	Metric - Weighting	Metric - Weighting	Metric - Weighting

James Prieur	EPS - 40%	Combined Value of New Business - 20%	Combined Operating Expense - 20%	Combined EBIT - 20%
Edward Bonach	EPS - 40%	Combined Value of New Business - 20%	Combined Operating Expense - 20%	Combined EBIT - 20%
Eric Johnson	EPS - 40%	GAAP Yield - 30%	Investment Income - 30%
Scott Perry	EPS - 40%	Business Unit Value of New Business - 20%	Business Unit EBIT - 20%	Business Unit Operating ROE - 20%
Steven Stecher	EPS - 40%	Business Unit Value of New Business - 20%	Business Unit EBIT - 20%	Business Unit Operating ROE - 20%

2008 Performance targets for our corporate plan metrics included EPS of $1.25, Combined Value of New Business (VNB) of $77.9 million, Combined Operating Expense of $633.1 million, and Combined EBIT of $104.0 million. In addition, performance targets for our 40 / 86 business unit included GAAP Yield of 5.79% and GAAP Investment Income of $1.416 billion. VNB calculates the present value of expected profits from product sales. The selection of VNB is based on the Company’s desire to have an increased focus on product profitability as opposed to top-line sales.

Aggregate awards for 2008 were below target, as performance during this period, including EPS and combined operating expense, did not meet target performance levels established by the Committee at the beginning of the year.

Though our Company has a large net operating loss carry forward (as a result of our emergence from bankruptcy in 2003), the Committee continues to administer the P4P and Long Term Incentive Plans so that payments qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. However, the Committee does reserve the right to make discretionary awards to the extent it deems it necessary or advisable to do so.

We believe that our annual incentive plan meets the requirements of section 162(m) of the Internal Revenue Code.

Fiscal 2008 P4P Actual Bonuses

Named Executive Officer	Amount

James Prieur(1)	$0
Edward Bonach	263,040
Eric Johnson	141,223
Scott Perry	126,868
Steven Stecher	170,172

(1)	Mr. Prieur requested to the Committee that he not receive his 2008 P4P calculated bonus.

Total Direct Compensation

Long-Term Incentive Program

As previously discussed, Total Direct Compensation is comprised of Total Annual Cash Compensation and long-term incentives. The Committee uses long-term incentives to balance the short-term focus of the P4P program by tying rewards to performance achieved over multi-year periods. Under the 2003 Amended and Restated Long-Term Incentive Plan (the “LTIP” ), the Committee may grant a variety of long-term incentive vehicles, including stock options, stock appreciation rights, restricted stock or restricted stock units, and performance shares or units, settled in cash or stock. The Company is progressively migrating away from a long-term compensation scheme that relied on grants of stock options and restricted stock to a current program which will continue to use stock options (or other appreciation rights), and performance share use, and substantially decrease use of restricted stock grants, except in special circumstances. In 2008 the NEOs received only stock options and P-Shares except for an inducement grant made to Mr. Stecher in connection with his promotion.

Our Committee believes that combining these two types of awards (i.e., options and performance shares) provides significant incentive to perform while retaining our key executives. Also, using multi-year awards settled in stock helps balance the cash-based focus of our short-term pay programs (i.e., base salary and annual incentives).

This provides for a competitive award program and adopts a market-recognized best practice for the Company to attract and retain executive talent. Stock option grants vest in equal installments over three to four years, and performance shares are measured over a three-year performance period at which time they will vest only if the financial goals have been achieved. Unless otherwise noted, grants to our NEOs have vesting schedules identical to other executives. To receive the awards, employees must continue to work for the Company through the vesting dates.

Our current granting process involves developing option grant ranges (by position level) for groups of executives. Within these general grant guidelines, individual awards may be adjusted up or down to reflect the performance of the executive and his or her potential to contribute to the success of our initiatives to create shareholder value and other individual considerations. The Committee also assesses aggregate share usage and dilution levels in comparison to the peer group companies and general industry norms. Through this method, the Committee believes it is mindful of total cost, competitive within the market, promoting internal equity among colleagues, and reinforcing our philosophy of pay for performance.

As with base salaries and annual incentive targets, target long-term incentive award levels are set to fall in a range between market median and 75th percentile levels. Stock option awards in combination with TAC are intended to deliver a Total Direct Compensation opportunity that approximates median competitive compensation. The following table shows the number of options granted to our NEOs in 2008 and compares the value of their total target annual cash plus options to median competitive compensation.

Fiscal 2008 Stock Option Awards: Comparison of Target Total Direct Compensation Opportunity
(TAC plus Options) with 50th Percentile Market Position

		Percentage That Target
		Total Direct
		Compensation (TAC
		plus Options) is
	Number of Options	Above or Below the
Named Executive Officer	Granted	50th Percentile

James Prieur	470,000	(9)%
Edward Bonach(1)	100,000	13%
Eric Johnson	50,000	(39)%
Scott Perry	80,000	(34)%
Steven Stecher(2)	80,000	(38)%

(1)	The variation represented a broader scope of responsibilities than other CFOs in the peer group.

(2)	Mr. Stecher also received a one-time inducement grant of 5,000 restricted shares not included in the analysis above.

As noted earlier, due to the Company’s stock price performance and the number of available shares, the Committee made a conscious decision to provide lower-than-competitive equity grants in fiscal 2008.

P-Share vesting is based on the achievement of one-year Operating Return on Equity (ROE) in year three of the performance period and Total Shareholder Return (TSR) results over a three-year performance period. We believe that ROE and TSR are good measures of long term performance and performance relative to our peer companies and appropriately align management incentives with shareholder returns.

In order to receive the entire award, the Company must achieve a 12% ROE or greater, and a TSR ranking at the 75th percentile or above relative to the Peer Group. The ROE hurdle is not directly linked to an industry percentile. However, if achieved it does represent a material and meaningful improvement for our Company. If minimum company thresholds are not achieved over the three-year term, no shares will be vested. We believe that the ROE and TSR hurdles will only be achieved with superior performance on the part of our management team.

As previously discussed, our Committee’s intent is to reward superior performance at approximately the 75th percentile of market compensation. We therefore structure P-Share grants so that our executives can earn this higher compensation level if the ROE and TSR hurdles are achieved and the grants vest. The table below shows the number of P-shares awarded to our NEOs in 2008 and the value of their TDC relative to the 75th Percentile compensation assuming that the P-shares are earned.

Fiscal 2008 Performance Share Awards: Comparison of Maximum Total Direct Compensation Opportunity
(TAC plus Options and P-Shares) with 75th Percentile Market Position

		Percentage That
		Maximum Total Direct
		Compensation (TAC
		plus Options and
	Number of	P-Shares)(1) is Above
	P-Shares That	or Below 75th
Named Executive Officer	May Be Earned	Percentile

James Prieur	230,000	(15)%
Edward Bonach	35,000	(13)%
Eric Johnson	35,000	(48)%
Scott Perry	35,000	(44)%
Steven Stecher	20,000	(52)%

(1)	In the event that all performance shares vest, it is expected that a corresponding outstanding level of performance would be reflected in the annual incentive program. Therefore the Total Annual Cash Compensation portion of Total Direct Compensation has been adjusted to reflect this level of performance.

As noted previously, due to the Company’s stock price performance and the number of available shares, the Committee made a conscious decision to provide lower-than-competitive equity grants in fiscal 2008.

The Committee reviews and approves individual grants for the NEOs as well as all stock options, P-Shares and restricted stock grants made to other employees. The annual grants are reviewed and approved at the Committee’s scheduled meeting at approximately the same time each year and may be granted only with an exercise price at or above the closing market price of the Company’s common stock on the date of grant. Interim or off cycle grants are reviewed and approved by the Committee and granted at the closing market price of the Company’s common stock on the date of approval. Administration of all equity awards is managed by the human resources department.

In 2005, the Committee approved a policy to conform to Risk Metrics Group (“RMG”), formerly known as Institutional Shareholder Services’ or “ISS” , “burn rate” guidelines (as they existed at that time) which limit annual equity grant levels. Under the agreement with RMG, our average annual burn rate for the three-year period from January 1, 2005 through December 31, 2007 was not to exceed the greater of two percent of the Company’s shares outstanding or the mean of its Global Industry Classification Standards Peer Group (4030 Insurance). This policy applied to shares we issued under the LTIP Plan. Using RMG’ methodology, our burn rate is calculated as (i) the number of shares granted in each fiscal year by the Committee and reported in the Company’s periodic reports filed with the Securities and Exchange Commission, and includes (a) stock options, (b) stock-settled stock appreciation rights, (c) restricted stock (or units) and (d) performance shares (actually earned or deferred during this time frame), to employees and directors divided by (ii) the fiscal year-end basic shares outstanding. Stock appreciation rights, full value shares settled in cash and performance shares or units settled in cash will not be included in the burn rate calculation. For purposes of performing the calculation consistent with RMG methodology, one full value share (such as a share of restricted stock) may equal up to as many as four option shares. The actual conversion rate is determined by RMG based upon recent volatility of Conseco’s common stock, which may change during the commitment period. Our burn rates for 2005, 2006 and 2007 were .81%, 1.59% and 1.10%, respectively, using RMG’s calculation methodology. As a result, the Company met its commitment to RMG with respect to the burn rate. In addition, our burn rate for 2008 was 1.01%.

Other Benefits and Perquisites

As employees of the Company, our NEOs are eligible to participate in all of the broad-based Company-sponsored benefits programs on the same basis as other full-time employees. These include the Company’s health and welfare benefits (e.g., medical/dental plans, disability plans, life insurance, etc.). The Company does not have any supplemental executive health and welfare programs. Executives may also participate in the Company’s 401(k) Plan. During 2006, the Committee approved the adoption of a non-qualified deferred compensation plan. This plan is primarily intended as a “restoration” plan, giving participants the ability to defer their own compensation above the IRS limits imposed on the 401(k) plan. At present, the Company does not make any contribution to the non-qualified deferred compensation plan.

Compensation of Chief Executive Officer

Mr. Prieur’s base salary, target incentive, and equity compensation awards for fiscal 2008 were determined in accordance with the compensation philosophy described above, including the policy of targeting our compensation within our peer group. In setting his salary, target incentive and equity compensation, the Committee relied on market competitive pay data and the strong belief that the CEO significantly and directly influences the Company’s overall performance.

Based on the competitive placement of his base salary relative to his peers in the market, Mr. Prieur did not receive a base salary increase or change to his target annual incentive opportunity in 2008. Through the delivery of equity, the Committee strengthened the alignment with the shareholders.

Mr. Prieur further demonstrated alignment with shareholders by acquiring 240,000 additional shares of Conseco stock in the open market during 2008. The additional shares brought his total number of shares purchased to 470,000.

Based on the achievement of VNB and operating expense goals, Mr. Prieur’s incentive payment for 2008 was calculated at $633,800. However, Mr. Prieur proposed to the Committee that he not receive an incentive payment for 2008 in light of the very difficult operating environment and its impact on Conseco. The Committee accepted his proposal.

Claw Back Rights

Our LTIP contains a Claw Back provision relating to our long-term equity awards: stock options, performance shares and restricted stock awards. Under this claw back provision, if our financial statements are required to be restated as a result of errors, omissions, or fraud, the Committee may, at its discretion, based on the facts and circumstances surrounding the restatement, direct the recovery of all or a portion of an equity award from one or more executives with respect to any fiscal year in which our financial results are negatively affected by such restatement. To do this, we may pursue various ways to recover from one or more executives: (i) seek repayment from the executive; (ii) reduce the amount that would otherwise be payable to the executive under another Company benefit plan; (iii) withhold future equity grants, bonus awards, or salary increases; or (iv) take any combination of these actions.

Impact of Tax and Accounting on Compensation Decisions

As a general matter, the Committee considers the various tax and accounting implications of compensation vehicles employed by the Company.

When determining amounts of Long-Term Incentive grants to executives and employees, the Committee considers the accounting cost associated with the grants. Under SFAS 123R, grants of stock options, restricted stock, restricted stock units and other share-based payments result in an accounting charge for the Company. The accounting charge is based on the grant date fair value of the instruments being issued as determined under SFAS 123R. This expense is amortized over the requisite service or vesting period. However, if the award is subject to a performance condition as determined under SFAS 123R, the cost will vary based on our estimate of the number (and ultimately the actual number) of shares that will vest.

Section 162(m) of the Internal Revenue Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the chief executive officer and the next four highest compensated officers. Exceptions are made for qualified performance-based compensation, among other things. It is the Committee’s policy to maximize the effectiveness of our executive compensation plans in this regard. However, the Committee believes that compensation and benefits decisions should be primarily driven by the needs of the business, rather than by tax policy. Therefore, the Committee may make pay decisions (such as the determination of the CEO’s base salary) that result in compensation expense that is not fully deductible under Section 162(m).

Termination and Change in Control Arrangements

Under the terms of our equity-based compensation plans and our employment agreements, the CEO and the other NEOs are entitled to payments and benefits upon the occurrence of specified events including termination of employment for various reasons. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in detail in the section entitled “Potential Payments Upon Termination or Change in Control Arrangements” on page 28 . In the case of each employment agreement, the terms of these arrangements were set through the course of negotiations with each of the NEOs, with an eye to internal consistency. In addition, as part of these negotiations, the Compensation Committee also analyzed the terms of the same or similar arrangements for comparable executives employed by companies in our peer group.

The termination of employment provisions of the employment agreements were entered into in order to address competitive concerns when the NEOs were recruited, by providing those individuals with a fixed amount of compensation that would offset the potential risk of leaving their prior employer or foregoing other opportunities in order to join the Company. At the time of entering into these arrangements, the Committee considered the aggregate potential obligations of the Company in the context of the desirability of hiring the individual and the expected compensation upon joining us.

Report of the Human Resources and Compensation Committee

The Human Resources and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based on the Committee’s review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. This report is provided by the following independent directors, who comprise the Committee:

Debra J. Perry, Chair
Donna A. James
Michael S. Shannon
Michael T. Tokarz
R. Glenn Hilliard

Summary Compensation Table for 2008

The following Summary Compensation Table sets forth compensation paid to (i) our chief executive officer during 2008, (ii) our chief financial officer during 2008 and (iii) the other three most highly compensated individuals who served as executive officers of Conseco in 2008 (collectively, the “named executive officers”) for services rendered during 2008.

SUMMARY COMPENSATION TABLE FOR 2008

Name						Non-Equity
and Principal				Stock	Option	Incentive Plan	All Other
Position	Year	Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Compensation(5)	Total

James Prieur(6)	2008	$900,000	—	$126,231	$1,131,782	—	$12,236	$2,170,249
Chief Executive Officer	2007	900,000	—	154,103	921,318	$562,500	109,187	2,647,108
	2006	270,000	$357,534	—	226,153	—	28,114	881,801
Edward Bonach(7)	2008	468,750	—	197,999	133,280	263,040	7,866	1,070,935
Chief Financial Officer	2007	296,827	553,288	213,574	57,704	—	49,295	1,170,688
Eric Johnson	2008	500,000	—	3,957	116,936	141,223	630	762,746
President,	2007	500,000	—	118,664	269,632	392,250	630	1,281,176
40 / 86 Advisors, Inc.	2006	500,000	316,667	416,846	236,056	607,500	630	2,077,699
Scott Perry	2008	438,495	—	218,215	256,268	126,868	25,330	1,065,176
President, Bankers	2007	421,958	—	391,232	239,425	270,808	28,415	1,351,838
Life and Casualty Company	2006	408,333	100,000	290,206	132,153	366,010	22,322	1,319,024
Steven Stecher(8)	2008	410,000	—	62,659	228,319	170,172	12,517	883,667
President, Conseco
Insurance Group

(1)	The amounts shown in this column are for bonus payments specified by the terms of the individual employment agreements. Amounts paid under the Company’s Pay for Performance Incentive Plan are included in the column “Non-Equity Incentive Plan Compensation.”

(2)	This column represents the dollar amount recognized during the year for financial statement reporting purposes for the fair value of restricted stock and performance units, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For restricted stock, fair value is calculated using the closing price of Conseco common stock on the date of grant. For additional information, see note 11 to the Conseco financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC. See the Grants of Plan-Based Awards table for information on awards made in 2008. The amounts in this column reflect the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(3)	This column represents the dollar amount recognized during the year for financial statement reporting purposes with respect to 2008 for the fair value of stock options granted to each of the named executive officers, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2008 grants, refer to note 11 of the Conseco financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC. For information on the valuation assumptions with respect to grants made prior to 2008, refer to the note on stockholders’ equity and stock-related information to the Conseco financial statements in the Form 10-K for the respective year-end. See the Grants of Plan-Based Awards table for information on options granted in 2008. The amounts in this column reflect the Company’s accounting expense for these awards, and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(4)	This column represents the dollar amount of payments to be made in April 2009 to the named executive officers based on 2008 performance with respect to the targets established under the Company’s 2005 Pay for Performance (P4P) Incentive Plan. Mr. Prieur requested of the Compensation Committee that he receive no payment under the P4P Plan for 2008. Based on his targets for 2008 and the Company’s performance, Mr. Prieur’s incentive payment for 2008 was calculated at $633,800.

(5)	For 2008, the amounts reported in this column represent the amounts paid for: (i) group life insurance premiums, (ii) Company contributions to the 401(k) Plan, (iii) spousal travel benefits, and (iv) amounts paid as reimbursement for taxes paid on taxable income associated with spousal travel.

The table below shows such amounts for each named executive officer:

	Group
	Life Insurance	401(k) Plan	Spousal	Tax
Name	Premiums	Contributions	Travel	Reimbursement

James Prieur	$1,806	$6,900	$2,490	$1,040
Edward Bonach	966	6,900	—	—
Eric Johnson	630	—	—	—
Scott Perry	630	6,900	12,558	5,242
Steven Stecher	630	6,900	3,449	1,538

(6)	Mr. Prieur became Chief Executive Officer on September 7, 2006.

(7)	Mr. Bonach became Chief Financial Officer on May 11, 2007.

(8)	Mr. Stecher became President of Conseco Insurance Group on July 31, 2008.

Employment Agreements

Chief Executive Officer. Effective September 7, 2006, we entered into an employment agreement with C. James Prieur, pursuant to which he would serve as our Chief Executive Officer for an initial term ending December 31, 2009. The agreement provides for an annual base salary of $900,000, an annual performance-based bonus with a target of 125% of base salary and a maximum of 200% of his Target Bonus, and a minimum bonus for 2006 equal to a pro rata portion of his Target Bonus. Under the agreement, we provided Mr. Prieur with an initial equity award comprised of options to purchase 350,000 shares of common stock, with an exercise price equal to the fair market value on the date of grant, pursuant to the LTIP. The agreement also provided for an award of 50,000 performance shares, which were granted in March 2007. Mr. Prieur is subject to a non-solicitation and non-competition clause throughout the term of the agreement and for one year thereafter.

Chief Financial Officer. We entered into an employment agreement, effective April 23, 2007, with Edward J. Bonach pursuant to which he would serve as our Executive Vice President and Chief Financial Officer for a term of three years. The agreement provides for an annual base salary of $450,000 and an annual performance-based bonus with a target of 100% of base salary. Under the agreement, we provided Mr. Bonach with an initial equity award comprised of options to purchase 80,000 shares of common stock and 40,000 shares of restricted stock, pursuant to the LTIP. Mr. Bonach is subject to a non-solicitation and non-competition clause throughout the term of the agreement and for one year thereafter.

President, 40 / 86 Advisors, Inc. 40 / 86 Advisors, Inc., a wholly-owned investment management subsidiary of Conseco, Inc. that manages the investment portfolios of our insurance subsidiaries, entered into an amended employment agreement, effective September 10, 2008, with Eric R. Johnson pursuant to which he would continue to serve as 40 / 86 Advisors’ President for an additional term of one year. The agreement provides for an annual base salary of $500,000 and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. Mr. Johnson is subject to a non-solicitation and non-competition clause throughout the term of the agreement and for one year thereafter.

President, Bankers Life and Casualty Company. Effective October 1, 2004, Scott R. Perry entered into an employment agreement with Conseco Services, LLC to be Executive Vice President of Bankers Life for an initial term of four years and effective October 1, 2008 Mr. Perry entered into an amended and restated employment agreement that expires September 30, 2010. Mr. Perry’s employment agreement provides for a minimum annual salary of $441,000 and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. Mr. Perry is subject to a non-solicitation and non-competition clause throughout the term of his agreement and for a period of up to two years thereafter.

President, Conseco Insurance Group. Effective May 27, 2008, Steven M. Stecher entered into an amended employment agreement with our with our subsidiary, Conseco Services, LLC with a term that expires on May 27, 2010. In July 2008 Mr. Stecher was promoted to the position of President of Conseco Insurance Group. The amended employment agreement provided for an annual salary of $412,000 and an annual performance-based bonus with a target of 100% of base salary and a minimum of 200% of base salary. Mr. Stecher is subject to a non-solicitation and non-competition clause throughout the term of the agreement and for one year thereafter.

Grants of Plan-Based Awards in 2008

The following table shows certain information concerning grants of plan-based awards in 2008 to the named executive officers.

GRANTS OF PLAN-BASED AWARDS IN 2008

								All Other	All Other
								Stock	Option
					Estimated Future Payouts			Awards:	Awards:	Exercise	Grant Date
					(in Shares of Common Stock)			Number	Number of	or Base	Fair Value
		Estimated Future Payouts Under			Under Equity Incentive			of Shares	Securities	Price of	of Stock and
	Grant	Non-Equity Incentive Plan Awards(1)			Plan Awards(2)			of Stock	Underlying	Option	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units(3)	Options(4)	Awards(5)	Awards(6)

James Prieur		$281,250	$1,125,000	$2,250,000
	4-1-08				69,000	N/A	138,000	—
	4-1-08				4,600	46,000	92,000
	4-1-08							—	470,000	$10.55	$1,076,300
Edward Bonach		118,125	472,500	945,000
	4-1-08				10,500	N/A	21,000	—
	4-1-08				700	7,000	14,000	—
	4-1-08							—	100,000	10.55	229,000
Eric Johnson		125,000	500,000	1,000,000
	4-1-08				10,500	N/A	21,000	—
	4-1-08				700	7,000	14,000	—
	4-1-08							—	50,000	10.55	114,500
Scott Perry		110,331	441,324	882,648
	4-1-08				10,500	N/A	21,000	—
	4-1-08				700	7,000	14,000	—
	4-1-08							—	80,000	10.55	183,200
Steven Stecher		103,000	412,000	824,000
	4-1-08				6,000	N/A	12,000	—
	4-1-08				400	4,000	8,000	—
	4-1-08							—	60,000	10.55	137,400
	8-18-08							5,000			44,550
	8-18-08							—	20,000	8.91	43,800

(1)	These amounts represent the threshold, target and maximum amounts that would have been payable for 2008 if the performance-based metrics under the Conseco Pay for Performance Incentive Plan had been achieved. The amounts paid for 2008 performance under the Pay for Performance Incentive Plan are listed in the summary compensation table on page 23 of this proxy statement under the column heading “Non-Equity Incentive Plan Compensation.”

(2)	These amounts represent the threshold, target and maximum number of shares that the named executive officers can receive under the terms of the performance share awards made in 2008. For each officer, the first line of information in these three columns is for the performance share award that is tied to total shareholder return, and the second line of information is for the performance share award that is tied to operating return on equity. See also footnote (3) to the “Outstanding Equity Awards at 2008 Fiscal Year-end” table below for additional information regarding the 2008 performance share awards.

(3)	The amounts in this column represent the number of shares of restricted stock that were awarded to the named executive officers during 2008 under the LTIP.

(4)	The amounts in this column represent the number of stock options granted to the named executive officers during 2008 under the LTIP.

(5)	The exercise price equals the closing sales price of Conseco common stock on the New York Stock Exchange on the date of grant.

(6)	A description of the assumptions used in calculating these values may be found in Note 11 to our 2008 audited financial statements included in our 2008 Annual Report, which report accompanies this proxy statement.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards held by the named executive officers as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

							STOCK AWARDS
										Equity
										Incentive
									Equity	Plan Awards:
									Incentive	Market or
									Plan Awards:	Payout
									Number	Value
								Market	of	of
			OPTION AWARDS					Value of	Unearned	Unearned
			Number of	Number of			Number of	Shares or	Shares,	Shares,
			Securities	Securities			Shares or	Units of	Units or	Units or
			Underlying	Underlying			Units of	Stock	Other Rights	Other Rights
			Unexercised	Unexercised	Option	Option	Stock That	That Have	That Have	That Have
	Award		Options	Options	Exercise	Expiration	Have Not	Not	Not	Not
Name	Date		Exercisable	Unexercisable	Price	Date(1)	Vested	Vested(2)	Vested(3)	Vested(4)

James Prieur	9-7-06	(5)	150,000	150,000	$20.91	9-7-16	—	—
	9-7-06		50,000	—	20.91	9-7-16	—	—
	3-26-07	(6)	—	250,000	17.75	3-26-12	—	—	16,000	$82,880
	4-1-08	(7)	—	470,000	10.55	4-1-13	—	—	73,600	381,248
Edward Bonach	5-11-07	(8)	—	80,000	18.35	5-11-12	—	—
	5-11-07		—	—	—	—	40,000	$207,200	11,200	58,016
	4-1-08	(7)	—	100,000	10.55	4-1-13	—	—	11,200	58,016
Eric Johnson	6-1-04		150,000	—	21.00	6-1-14	—	—
	3-26-07	(6)	—	88,000	17.75	3-26-12	—	—	12,320	63,818
	4-1-08	(7)	—	50,000	10.55	4-1-13	—	—	11,200	58,016
Scott Perry	6-1-04		18,000	—	21.00	6-1-14	—	—
	6-27-05		25,000	—	21.67	6-27-15	—	—
	6-30-06	(9)	22,500	22,500	23.10	6-30-16	—	—
	3-26-07	(6)	—	80,000	17.75	3-26-12	—	—	11,200	158,016
	4-1-08	(7)	—	80,000	10.55	4-1-13	—	—	11,200	58,016
Steven Stecher	9-17-04		10,000	—	17.87	9-17-14	—	—
	6-27-05	(10)	22,500	7,500	21.67	6-27-15	—	—
	6-30-06	(9)	18,000	18,000	23.10	6-30-16	—	—
	3-26-07	(6)	—	54,000	17.75	3-26-12	—	—	5,760	29,837
	4-1-08	(7)	—	60,000	10.55	4-1-13	—	—	6,400	33,152
	8-18-08	(11)	—	20,000	8.91	8-18-13	—	—
	8-18-08		—	—	—	—	5,000	25,900

(1)	All options in this table that were granted in 2006 or prior years have a 10 year expiration date, while options granted beginning in 2007 have a five year expiration date. All options are subject to acceleration for certain events.

(2)	Based on the closing sales price of Conseco common stock ($5.18) on December 31, 2008.

(3)	In accordance with SEC rules, the amounts included in this column represent the number of shares of Conseco common stock to which the named executive officer will be entitled if the Company achieves the threshold performance level with respect to the performance share awards made in 2007 and 2008 and covering the years 2007 — 2009 and 2008 — 2010, respectively. Sixty percent (60%) of the 2007 and 2008 performance awards made to the named executive officers are tied to the cumulative return on the Company’s common stock with dividends reinvested (“total shareholder return” or “TSR”) compared to the total shareholder return of a group of Conseco’s peers (represented by the companies comprising the Standard & Poor’s Life and Health Index and the Russell 3000 Health and Life Index) over the applicable three-year periods. If Conseco’s performance is below the 50th percentile, then no portion of that award is earned. If Conseco’s performance is at the 50th percentile, or threshold level, one-half of the total number of TSR performance shares will vest and the number of shares in this column includes that 50% amount. (The maximum TSR payout will occur if the Company’s total shareholder return exceeds the 75th percentile.) The balance of the performance share awards are tied to Conseco’s operating return on equity for the year ending December 31, 2009 and December 31, 2010, respectively. For that portion of the award, no portion will be earned if the Company operating return on equity is less than 10%, and payouts begin with a 5% payout at the threshold level of 10.1%. Accordingly, the number of shares in this column includes 5% of the total number of ROE performance shares granted to the named executive officer.

(4)	The dollar amounts in this column equal the number of threshold level performance shares, calculated as described in footnote (3) above, multiplied by the closing sales price of Conseco common stock on December 31, 2008 ($5.18).

(5)	These options vest and become exercisable in four equal annual installments, commencing September 7, 2007.

(6)	One-half of these options vest on March 26, 2009 and the balance vests on March 26, 2010.

(7)	One-half of these options vest on April 1, 2010 and the balance vests on April 1, 2011.

(8)	One-half of these options vest on May 11, 2009 and the balance vests on May 11, 2010.

(9)	These options vest and become exercisable in four equal annual installments, commencing June 30, 2007.

(10)	These options vest and become exercisable in four equal annual installments, commencing June 27, 2006.

(11)	One-half of these options vest on August 18, 2010 and the balance vests on August 18, 2011.

Option Exercises and Stock Vested in 2008

The following table provides information, for the named executive officers, concerning (i) stock option exercises during 2008 (of which there were none) and (ii) the number of shares acquired upon the vesting of restricted stock awards and the value realized (before payment of any applicable withholding tax).

OPTION EXERCISES AND STOCK VESTED IN 2008

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired on	Realized on
Name	On Exercise	Upon Exercise	Vesting	Vesting

James Prieur	—	—	—	—
Edward Bonach	—	—	—	—
Eric Johnson	—	—	—	—
Scott Perry	—	—	31,250	$125,000
Steven Stecher	—	—	5,000	49,550

Non-qualified Deferred Compensation in 2008

The following table shows certain information concerning non-qualified deferred compensation activity in 2008 for our named executive officers.

NON-QUALIFIED DEFERRED COMPENSATION IN 2008

	Executive	Conseco	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings (Loss)	Withdrawals/	Balance at
Name	in 2008(1)	in 2008	in 2008(2)	Distributions	12/31/08

James Prieur	$1,192,500	—	$(171,340)	—	$1,687,327
Edward Bonach	—	—	(108,657)	—	151,353
Eric Johnson	—	—	—	—	—
Scott Perry	13,155	—	(9,905)	—	25,267
Steven Stecher	—	—	—	—	—

(1)	Amounts in this column are included in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(2)	Amounts in this column are not included in the Summary Compensation Table on page 23 of this Proxy Statement.

The 2008 Nonqualified Deferred Compensation table presents amounts deferred under our Deferred Compensation Plan. Participants may defer up to 100% of their base salary and annual incentive plan payments under the Deferred Compensation Plan. Deferred Amounts are credited with earnings or losses based on the return of mutual funds selected by the executive, which the executive may change at any time. We do not make contributions to participants’ accounts under the Deferred Compensation Plan. Distributions are made in either a lump sum or an annuity as chosen by the executive at the time of deferral.

Potential Payments Upon Termination or Change in Control

Each of the named executive officers listed below has an employment agreement with the Company or one of its subsidiaries. Each such employment agreement provides for certain payments to be made upon termination of employment for various reasons. Those payments are to be made either as a lump sum or over a period not to exceed two years. The following table estimates the amounts that would have been payable to the named executive officers upon termination of employment under each of the identified circumstances as of December 31, 2008:

					Involuntary or
					Good Reason
					Termination
	Voluntary or			Without	upon or within
	For Cause			Cause/Good	2 years after
Name	Termination	Disability	Death	Reason	Change In Control

James Prieur	—	$2,025,000	$900,000	$2,025,000	$4,278,241
Edward Bonach	—	752,286	752,286	1,697,286	2,169,786
Eric Johnson	—	500,000	500,000	1,500,000	2,077,423
Scott Perry	—	441,324	441,324	1,323,972	1,617,220
Steven Stecher	—	412,000	412,000	1,236,000	1,506,614

PROPOSAL 2

PROPOSAL TWO: APPROVAL OF SECTION 382 STOCKHOLDERS RIGHTS PLAN

On January 20, 2009, the Board of Directors adopted a Section 382 Stockholders Rights Plan (the “Rights Plan”). The Rights Plan approval proposal is an opportunity for stockholders to approve the decision by the Board of Directors to adopt the Rights Plan. If the shareholders do not approve the Rights Plan at the Annual Meeting, the Rights Plan will expire on that date.

Purpose of the Rights Plan

The Rights Plan is designed to prevent certain transfers of our common stock which could adversely affect our ability to use our tax net operating losses (“NOLs”). As of December 31, 2008, we had approximately $4.8 billion of (pre-tax) NOLs, which we estimate could save us as much as $1 billion in taxes over the next 20 years. Our NOLs expire over the period between 2009 and 2028. To the extent that we have future taxable income, the unexpired balance of our NOLs can be used to offset future tax on our income. Because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce the Company’s income tax liability. Although we are unable to quantify an exact value, we believe that the NOLs are a valuable asset and the Board of Directors believes it is in the Company’s best interests to attempt to prevent the imposition of limitations on their use by adopting the Rights Plan.

The benefit of the NOLs to the Company would be significantly reduced or eliminated if we were to experience an “ownership change” as defined in Section 382 of the Internal Revenue Code. An “ownership change” can occur through one or more acquisitions of our stock, whether occurring contemporaneously or pursuant to a single plan, by which our shareholders or groups of shareholders, each of whom owns or is deemed to own directly or indirectly at least 5% of our stock, increase their ownership of our stock by more than 50 percentage points over their lowest percentage ownership interest within a rolling three-year period. If that were to happen, we would only be allowed to use a limited amount of our NOLs and credits to offset our taxable income subsequent to an “ownership change.” The annual limit is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.” In calculating this annual limit, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.’’ If we were to experience an “ownership change” at our current stock price levels, we believe that we would be subject to an annual NOL limitation which would result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company’s NOL assets and likely causing a default under our secured secured credit facility.

Currently, we do not believe that we have experienced an “ownership change” since our recapitalization in 2004, but calculating whether an “ownership change” has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. We and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership. In light of this analysis, our current stock price and daily trading volume, we believed that if no action was taken it is possible that we would undergo a Section 382 “ownership change.”

The Rights Plan, as it may be amended and restated, is not designed to protect stockholders against the possibility of a hostile takeover. Instead, it is meant to protect stockholder value by attempting to preserve our ability to use the NOLs. Because of the value of the NOLs to the Company, your Board of Directors believes it is in the best interest of us and our shareholders to approve the adoption of the Rights Plan. Your Board of Directors has unanimously approved the Rights Plan and is unanimously recommending that stockholders approve the plan at the Annual Meeting.

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this proxy statement as Annex A. You are urged to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

Description of Rights Plan

The Rights Plan is intended to act as a deterrent to any person or group acquiring 5% or more of our outstanding Common Stock (an “Acquiring Person”) without the approval of your Board of Directors. Stockholders who own 5% or more of the Company’s outstanding Common Stock as of the close of business on January 20, 2009 will not trigger the Rights Plan so long as they do not (i) acquire additional shares of Common Stock that equal more than 1% of the shares then outstanding or (ii) fall under 5% ownership of Common Stock and then re-acquire 5% or more of the Common Stock. Any rights held by an Acquiring Person are void and may not be exercised. Your Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

The Rights. Our Board of Directors authorized the issuance of one right per each outstanding share of Common Stock payable to our stockholders of record as of January 30, 2009. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series A Junior Preferred Stock for a purchase price of $20.00 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 5% of the Common Stock. We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, Common Stock certificates will evidence the rights and may contain a notation to that effect. Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock.

After the Distribution Date, each holder of a right, other than rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

Exchange. After the Distribution Date, your Board of Directors may exchange the rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment).

Expiration. The rights and the Rights Plan will expire on the earliest of (i) January 20, 2012, (ii) the time at which the rights are redeemed pursuant to the Rights Agreement (as described below), (iii) the time at which the rights are exchanged pursuant to the Rights Agreement, (iv) your Board of Directors’ determination that the Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (v) the beginning of a taxable year of the Company to which your Board of Directors determines that no tax benefits may be carried forward and (vi) at the conclusion of the Annual Meeting if stockholder approval of the Rights Plan has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, your Board of Directors may redeem the rights in whole, but not in part, at a price of $0.01 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as your Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions. The purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or Common Stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, your Board of Directors may amend or supplement the Rights Plan without the consent of the holders of the rights. After the Distribution Date, your Board of Directors may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder.

Vote Needed for Approval

Approval of the Rights Plan requires the affirmative vote of the majority in voting power of all outstanding common stock entitled to vote and that are present, or represented by proxy, and are voted on the proposal to approve the Rights Plan. With respect to the vote on the Rights Plan, the holders of record, present in person or by proxy, of a majority of the votes of the Company’s issued and outstanding capital stock shall constitute a quorum for the transaction of business.

In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because shares for which the holder abstains from voting or are the subject of broker non-votes are not shares voted.

Recommendation of your Board of Directors

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE RIGHTS PLAN.

PROPOSAL 3

PROPOSAL 3 APPROVAL OF AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

On March 31, 2009, the Board of Directors unanimously approved the Amended and Restated Long-Term Incentive Plan (the “Plan”), to be effective upon the approval thereof by the shareholders of the Company at the Annual Meeting. The 2003 Long-Term Incentive Plan was initially adopted and approved in connection with the Company’s emergence from bankruptcy. Such plan was previously amended and restated on July 22, 2005 to provide for a broader range of awards and to reflect applicable regulatory developments.

This amendment and restatement of the Plan incorporates the provisions of the Plan as currently in effect and includes the following key modifications:

Increase in the Number of Authorized Shares. An increase in the number of shares authorized to be issued under the Plan by 15,846,268 shares, for a total number of authorized shares under the Plan of 25,846,268. As of December 31, 2008, 1,153,732 shares remained available for issuance under the Plan. Shareholder approval of the authorized share increase would bring the total amount of shares authorized and available to be issued under the Plan to 17,000,000. The Compensation Committee believes that this additional share reserve will allow the Company to provide the necessary incentives to employees for future years.

Limits on Full-Value Awards. In order to minimize shareholder dilution, a provision is included which provides that the number of shares available for issuance under the Plan will be reduced by 1.25 shares for each share of common stock subject to a full-value award (which is any award other than an option, stock appreciation right (“SAR”), or award required to be settled in cash).

Eliminating Liberal Share Counting Provisions. The Plan provides that only shares covering awards that are cancelled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares will again be available for issuance under the Plan. The following shares will not be added back to the aggregate plan limit: (i) shares not issued or delivered as a result of the net settlement of outstanding stock options or SARs; (ii) shares surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes related to an outstanding award; and (iii) shares repurchased on the open market with the proceeds from the exercise of stock options.

Shareholders’ Re-Approval of Performance Goals. In addition to the foregoing, our shareholders are being asked to approve the performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may continue to qualify as exempt performance-based compensation under Section 162(m) of the Code, which otherwise generally disallows a corporate tax deduction for certain compensation paid in excess of $1 million annually to each of the chief executive officer and certain other named executive officers (“covered employees”). We are asking our shareholders to re-approve the original performance goals as well as the addition of a Value of New Business (VNB) metric, which is an important measure for gauging the profitability of new business. Code Section 162(m) generally requires such performance goals to be approved by the Company’s shareholders every five years.

Clarifying and Conforming Amendments. Last, the amendment and restatement of the Plan would adopt certain other minor clarifying and conforming amendments to the Plan to reflect recent developments in applicable law and equity compensation practices, including:

•	Adding provisions to give the Compensation Committee, at its discretion, the ability to delegate to one or more officers or employees of the Company the authority to make grants of awards to officers (other than any officer subject to Section 16 of the Exchange Act) and employees (including any prospective officer or employee) subject to an annual limit as determined and approved at the Compensation Committee’s discretion.

•	Removing any provisions that previously allowed for the use of any unused portion of a Participant’s annual Award Limit in a prior year to be available for use in a future year;

•	Adding provisions to specifically prohibit the cancellation of underwater stock options or SARs in exchange for cash without shareholder approval;

•	Adding provisions to specifically prohibit the granting of dividend equivalents with respect to awards of stock options (including incentive stock options (“ISOs”)) and SARs;

•	Adding provisions to specifically prohibit the payout of any dividends or dividend equivalents on unvested performance awards.

The Plan originally provided for an authorization of 10,000,000 shares, of which 1,976,437 restricted shares and stock options have vested and/or been exercised. As of December 31, 2008, the Company had total outstanding awards of 5,864,451 options with a weighed average exercise price of $16.94 and weighted average remaining term of 4.82 years, as well as 1,005,380 restricted and performance shares. As of December 31, 2008, the Plan had 1,153,732 total shares of common stock remaining available for issuance out of the original authorization of 10,000,000 shares.

The limited number of shares remaining would preclude the company from continuing to award equity, an essential component of our pay-for-performance compensation philosophy. Provided that we continue with current granting practices, the remaining pool of shares available are insufficient to make a typical annual grant, and it is estimated that the pool would be fully depleted by May 2009. The company is requesting an additional 15,846,268 shares, when combined with the 1,153,732 remaining shares, will provide 17,000,000 shares for equity awards in 2009 and subsequent years. This new share pool represents approximately 9.2% of the shares outstanding as of December 31, 2008. The shareholder approved equity is designed to help the Company:

•	Attract, retain, motivate, and reward officers, employees and directors of the Company and its subsidiaries and consultants and advisors to the Company and its subsidiaries (collectively, “participants”);

•	Provide equitable and competitive compensation opportunities; and

•	Promote creation of long-term value for shareholders by closely aligning the interests of participants with the interests of shareholders.

The Board and the Compensation Committee believe that awards linked to common stock and awards with terms tied to Company performance can provide incentives for the achievement of important performance objectives and promote the long-term success of the Company. Therefore, they view the Plan as a key element of the Company’s overall compensation program.

Reasons for Seeking Shareholder Approval

The Company seeks approval of the Plan by shareholders to meet requirements of the New York Stock Exchange and to satisfy requirements of tax law to help preserve the Company’s ability to claim tax deductions for compensation to executive officers. In addition, the board regards shareholder approval of the Plan as desirable and consistent with corporate governance best practices.

Section 162(m) of the Code limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the chief executive officer or any of its three other most highly compensated executive officers other than the chief financial officer serving on the last day of the fiscal year (generally referred to as the “named executive officers”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. For purposes of Section 162(m), approval of the Plan will be deemed to include approval of the general business criteria upon which performance objectives for Restricted Awards are based, described below under the caption “Performance-Based Awards” and “Annual Incentive Awards.” Shareholder approval of general business criteria, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Shareholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).

The amendments to the Plan will not go into effect if shareholder approval is not obtained. If such approval is not obtained, the Company may continue to grant awards under the Plan in accordance with its terms and the current share reserve as they existed prior to the amendments.

The following is a summary of the Plan as amended and restated. It is qualified in its entirety by reference to the full text of the Plan, which is attached as Annex B to this proxy statement. Shareholders are encouraged to review the Plan carefully.

Summary Description of the Plan

Shares Available. The number of shares that may be issued under the Plan has been increased from 10,000,000 to 25,846,268 shares of common stock. This amount includes the 1,153,732 shares remaining available for grant under the Plan as of December 31, 2008, plus 15,846,268 new shares added to the share authorization and available for awards granted after the Annual Meeting, subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure of the Company. Shares used for awards assumed in an acquisition do not count against the shares reserved under the Plan.

The issuance of shares pursuant to an award will reduce the total number of shares available under the Plan except that each full-value share awarded and distributed will reduce the total number of shares available under the Plan by 1.25 shares. Also, the full number of shares of common stock subject to an option or SAR will count against the number of shares remaining available for issuance pursuant to awards granted under the plan, even if fewer shares are actually delivered to a participant as a result of a net settlement. Further, any shares tendered or withheld to satisfy the exercise price or tax withholding obligations of an outstanding award shall no longer be available for issuance under the plan. Notwithstanding, shares will remain available for new awards if an award is cancelled, expired, forfeited, settled in cash, or otherwise terminated without delivery of the shares. Shares delivered under the Plan may be either newly issued or treasury shares.

Per-Person Award Limitations. The Plan includes a limitation on the amount of awards that may be granted to any one participant in a given year in order to qualify awards as “performance-based” compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any year be granted share-denominated awards under the Plan relating to more than his or her “Annual Limit”. The Annual Limit equals 1,000,000 shares, subject to adjustment for splits and other extraordinary corporate events. In the case of cash-denominated Awards, the Plan limits performance Awards that may be earned by a participant to the participant’s defined Annual Limit, which for this purpose equals $4 million. The per-person limit for cash-denominated performance Awards does not operate to limit the amount of share-based Awards, and vice versa. These limits apply only to awards under the Plan, and do not limit the Company’s ability to enter into compensation arrangements outside of the Plan.

Adjustments. Adjustments to the number and kind of shares subject to the share limitations and specified in the share-based Annual Limit are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the common stock. The Company is also obligated to adjust outstanding awards upon the occurrence of these types of events to preserve, without enlarging, the rights of participants with respect to such awards. The Compensation Committee may adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify as “performance-based” generally must conform to requirements imposed by Section 162(m).

Eligibility. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective grantee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment or the providing of services.

Administration. The Plan is administered by the Compensation Committee, except that the Board may itself act to administer the Plan. (References to the “Compensation Committee” here mean the Compensation Committee or the full Board exercising authority with respect to a given Award.) Subject to the terms and conditions of the Plan, the Compensation Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations which may be necessary or advisable for the administration of the Plan. Nothing in the Plan precludes the Compensation Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers, outside of the Plan. The Plan provides that members of the Compensation Committee and the Board shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Plan.

Stock Options and SARs. The Compensation Committee is authorized to grant stock options, including both qualified ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated “base price.” The exercise price of an option and the base price of an SAR are determined by the Compensation Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below under

“Other Terms of Awards”). The maximum term of each option or SAR will be ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Compensation Committee. Options may be exercised by payment of the exercise price in cash, shares having a fair market value equal to the exercise price or surrender of outstanding awards or other property having a fair market value equal to the exercise price, as the Compensation Committee may determine. This may include withholding of option shares to pay the exercise price if that would not result in additional accounting expense. The Compensation Committee also is permitted to establish procedures for broker-assisted cashless exercises. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee. SARs may be exercisable for shares or for cash, as determined by the Compensation Committee. Options and SARs may be granted on terms that cause such awards not to be subject to Code Section 409A (“Section 409A”). Alternatively, such awards and cash SARs may have terms that cause those awards to be deemed deferral arrangements subject to Section 409A. The Compensation Committee can require that outstanding options be surrendered in exchange for a grant of SARs with economically matching terms.

Restricted and Deferred Stock/Restricted Stock Units. The Compensation Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Compensation Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a shareholder of the Company, including the right to vote the shares and to receive dividends (which may be forfeitable or non-forfeitable), unless otherwise determined by the Compensation Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of “restricted stock units.” The Compensation Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Compensation Committee can require or permit a participant to continue to hold an interest tied to common stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents (which may be forfeitable or non-forfeitable) will be paid or accrue if authorized by the Compensation Committee.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The Plan authorizes the Compensation Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to common stock. The Compensation Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Compensation Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Performance-Based Awards. The Compensation Committee may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settled, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Compensation Committee. If so determined by the Compensation Committee, to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the

Compensation Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

•	Gross or net revenue, premiums collected, new annualized premiums, and investment income;

•	Any earnings or net income measure, including earnings from operations, earnings before taxes, earnings before interest and/or taxes and/or depreciation, statutory earnings before realized gains (losses), or net income available to common shareholders;

•	Operating earnings per common share (either basic or diluted);

•	Return on assets, return on investment, return on capital, return on equity, or return on tangible equity;

•	Economic value created including the value of new business;

•	Operating margin or profit margin;

•	Net interest margin;

•	Asset quality;

•	Stock price or total stockholder return; and

•	Strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, total market capitalization, business retention, new product generation, rate increase actions, geographic business expansion goals, cost targets (including cost of capital), investment portfolio yield, risk-based capital, statutory capital, Best Capital Adequacy Ratio, tax net operating loss utilization, customer satisfaction, employee satisfaction, agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

The Compensation Committee retains discretion to set the level of performance for a given business criteria that will result in the earning of a specified amount under a performance award. These goals may be set with fixed, quantitative targets, targets relative to past Company performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Compensation Committee for comparison. The Compensation Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the Compensation Committee.

Annual Incentive Awards. One type of performance award that may be granted under the Plan is annual incentive awards that may be settled in cash or in shares upon achievement of pre-established performance objectives achieved during a specified period of up to one year. The Compensation Committee generally must establish the terms of annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the fiscal year. As stated above, annual incentive awards granted to named executive officers are intended to constitute “performance-based compensation” not subject to the limitation on deductibility under Code Section 162(m). In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved. The Compensation Committee may specify additional requirements for the earning of such awards.

Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option subject to compliance with Code Section 409A, in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Plan allows vested but deferred awards to be paid out to the participant in the event of an unforeseeable emergency. The Compensation Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the Plan. The

Compensation Committee may condition awards on the payment of taxes, and may provide for mandatory or elective withholding of a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may permit transfers of awards other than incentive stock options on a case-by-case basis. This flexibility can allow for estate planning or other limited transfers consistent with the incentive purpose of the Plan.

The Compensation Committee is authorized to impose non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the participant’s right to retain an award or gains realized by exercise or settlement of an award. Awards under the Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buy out outstanding awards for cash or other property. The Compensation Committee also may grant awards in addition to and in tandem with other awards or rights. In granting a new award, the Compensation Committee may determine that the in-the-money value or fair value of any surrendered award may be applied to reduce the exercise price of any option, base price of any SAR, or purchase price of any other award.

Dividend Equivalents. The Compensation Committee may grant dividend equivalents with respect to awards other than stock options (including ISOs) or SARs. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of common stock while an award is outstanding. These amounts may be in the form of cash or rights to receive additional Awards or additional shares of common stock having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award, and the Compensation Committee may specify whether the dividend equivalents will be forfeitable or non-forfeitable. However, the payout of dividends or dividend equivalents on unvested performance-based awards is prohibited. Typically, rights to dividend equivalents are granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.

Vesting, Forfeitures, and Related Award Terms. The Compensation Committee may in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award.

In addition, the Plan provides that following a “Change in Control,” the Compensation Committee may take any of the following actions with respect to an Award: provide for its full vesting, provide for its termination beyond the date of full vesting, deem performance goals to have been met, provide for the settlement of an award in cash or for termination of the Award or cause the Award to be assumed as part of the transaction. A “Change in Control” generally includes (A) a merger, reorganization, consolidation, or similar transaction in which the stockholders of the Company immediately prior to the transaction do not own more than 51% of the voting power of the surviving corporation, (B) any “person” becomes the owner, directly or indirectly of shares representing at least 51% of the Company’s voting power, and (C) certain changes of more than half of the membership of the Board of Directors. Change-in-control provisions are limited, however, by applicable restrictions under Code Section 409A.

Amendment and Termination of the Plan. The Board may amend, suspend, discontinue, or terminate the Plan or the Compensation Committee’s authority to grant awards hereunder without shareholder approval, except as required by law or regulation or under the New York Stock Exchange rules, which require shareholder approval of any material amendment to plans such as the Plan. Under these rules, however, shareholder approval will not necessarily be required for all amendments which might increase the cost of the Plan or broaden eligibility. Unless earlier terminated, the authority of the Compensation Committee to make grants under the Plan will terminate ten years after the latest shareholder approval of the Plan, and the Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the Plan

The Company believes that under current law the following federal income tax consequences generally would arise with respect to awards under the Plan.

Options and SARs that are not deemed to be deferral arrangements under Section 409A would have the following tax consequences: The grant of an option or an SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option which is an ISO, except that the alternative minimum tax may apply. Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received. Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of: (i) the fair market value of the ISO shares at the date of exercise minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax “basis” in the shares, which generally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

The Company normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with an option or SAR, but no tax deduction relating to a participant’s capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares.

Some options and SARs, such as those with deferral features, and an SAR that is settled in cash, may be subject to Code Section 409A, which regulates deferral arrangements. In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting. One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the option or SAR (subject to limited exceptions). If the distribution and other award terms meet applicable requirements under Code Section 409A, the participant would realize ordinary income at the time of distribution rather than earlier, with the amount of ordinary income equal to the distribution date value of the shares less any exercise price actually paid. The Company would not be entitled to a tax deduction at the time of exercise, but would become entitled to a tax deduction at the time shares are delivered at the end of the deferral period.

Awards other than options and SARs that result in a transfer to the participant of cash or shares or other property generally will be structured under the Plan to meet applicable requirements under Code Section 409A. If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received. Thus, for example, if the Company grants an award of deferred stock that has vested or requires or permits deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares are actually delivered, and the Company’s right to claim a tax deduction will be deferred until that time. On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, the Company can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Certain participant elections and the timing of distributions relating to such awards must meet requirements under Code Section 409A for income taxation to be deferred and tax penalties avoided by the participant upon vesting of the award.

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the Plan, options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, annual incentive awards to employees the Compensation Committee expects to be named executive officers at the time compensation is received, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances. In addition, other awards under the Plan generally will not so qualify, so that compensation paid to named executive officers in connection with such awards may, to the extent it and other compensation subject to Code Section 162(m)’s deductibility cap exceed $1 million in a given year, not be deductible by the Company as a result of Code Section 162(m).

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Required Vote

Approval of the Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the proposal at the Annual Meeting.

Recommendation of your Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE
AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2008 and has been selected by the Audit and Enterprise Risk Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

Fees Paid to PricewaterhouseCoopers LLP

Aggregate fees billed to the Company in the years ended December 31, 2008 and 2007, by PricewaterhouseCoopers LLP were as follows (dollars in millions):

	Year Ended
	December 31,
	2008	2007

Audit fees(a)	$5.3	$4.7
Audit-related fees(b)	.3	.2
Tax fees	—	—
All other fees	—	—

Total	$5.6	$4.9

(a)	Audit fees were for professional services rendered for the audits of Conseco’s consolidated financial statements, statutory and subsidiary audits, issuance of comfort letters, and assistance with review of documents filed with the Securities and Exchange Commission.

(b)	Audit-related fees primarily include services provided for employee benefit plan audits and other assurance-related services.

Pre-Approval Policy

The Audit and Enterprise Risk Committee has adopted a policy requiring pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

In 2007 and 2008, all new engagements of PricewaterhouseCoopers LLP were pre-approved by the Audit and Enterprise Risk Committee for all audit, audit-related, tax and other services.

Report of the Audit and Enterprise Risk Committee

In accordance with its written charter adopted by the Board of Directors, the Audit and Enterprise Risk Committee provides assistance to the Board of Directors in fulfilling its responsibilities for oversight of the integrity of the financial statements, public disclosures and financial reporting practices of the Company. The Audit and Enterprise Risk Committee is comprised entirely of independent directors meeting the requirements of applicable rules of the Securities and Exchange Commission and the New York Stock Exchange.

In order to discharge its oversight function, the Audit and Enterprise Risk Committee works closely with management and with Conseco’s independent registered public accounting firm, PricewaterhouseCoopers LLP. Management is responsible for the preparation and fair presentation of the Company’s financial statements and for maintaining effective internal controls. Management is also responsible for assessing and maintaining the effectiveness of internal controls over the financial reporting process in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act. The independent registered public accounting firm is responsible for auditing the Company’s annual financial statements and expressing an opinion as to whether the statements are fairly stated in conformity with generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing the Company’s internal controls over financial reporting and for expressing opinions on both the effectiveness of the controls and management’s assertion as to this effectiveness.

The Audit and Enterprise Risk Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. To carry out its responsibilities, the Audit and Enterprise Risk Committee met 18 times during 2008. Mr. Schneider, Mr. Roberts, Mr. Turner and Ms. Wright have served throughout 2008 and 2009.

In overseeing the preparation of the Company’s financial statements, the Audit and Enterprise Risk Committee has met with management and the Company’s independent registered public accounting firm to review and discuss the consolidated financial statements prior to their issuance and to discuss significant accounting issues. The Audit and Enterprise Risk Committee also discussed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees.”

The Audit and Enterprise Risk Committee obtained from the independent registered public accounting firm a formal written statement consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with such firm their independence.

Based on the reviews and discussions referenced above, the Audit and Enterprise Risk Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by the Audit and Enterprise Risk Committee:

Neal C. Schneider, Chair
Philip R. Roberts
John G. Turner
Doreen A. Wright

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Conseco’s directors and executive officers, and each person who is the beneficial owner of more than 10 percent of any class of Conseco’s outstanding equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Conseco. Specific due dates for these reports have been established by the Securities and Exchange Commission, and Conseco is required to disclose any failure by such persons to file such reports for fiscal year 2008 by the prescribed dates. Officers, directors and greater than 10 percent beneficial owners are required to furnish Conseco with copies of all reports filed with the Securities and Exchange Commission pursuant to Section 16(a). To Conseco’s knowledge, based solely on review of the copies of the reports furnished to Conseco and written representations that no other reports were required, all filings required pursuant to Section 16(a) of the Securities Exchange Act of 1934 applicable to Conseco’s officers, directors and greater than 10 percent beneficial owners were timely made by each such person during the year ended December 31, 2008, with the exception of one report by Mr. Bostick (filed one day late relating to the purchase of 5,000 shares).

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Any proper proposal which a shareholder wishes to have included in the Board’s proxy statement and form of proxy for the 2010 Annual Meeting must be received by Conseco by December 18, 2009. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy statement for the 2010 Annual Meeting. In addition to the Securities and Exchange Commission rules concerning shareholder proposals, the Company’s Bylaws establish advance notice procedures with regard to certain matters, including shareholder nominations for directors, to be brought before a meeting of shareholders at which directors are to be elected. In the case of an annual meeting, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the case of a special meeting of stockholders at which directors are to be elected, notice of a stockholder nomination must be received by the Secretary of the Company no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. A nomination will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our Bylaws. Please note that these bylaw requirements are separate from the Securities and Exchange Commission’s requirements to have a shareholder nomination or other proposal included in our proxy statement. Any shareholder who wishes to submit a proposal to be acted upon at the 2010 Annual Meeting or who wishes to nominate a candidate for election as director should obtain a copy of these bylaw provisions and may do so by written request addressed to the Secretary of Conseco at 11825 North Pennsylvania Street, Carmel, Indiana 46032.

ANNUAL REPORT

Conseco’s Annual Report for 2008 (which includes its annual report on Form 10-K as filed with the Securities and Exchange Commission) is being mailed with this proxy statement to all holders of common stock as of March 16, 2009. The Annual Report is not part of the proxy solicitation material. If you wish to receive an additional copy of the Annual Report for 2008 or the Form 10-K without charge, please contact Conseco Investor Relations, 11825 North Pennsylvania Street, Carmel, Indiana 46032; telephone (317) 817-2893 or email ir@conseco.com.

ADDITIONAL PARTICIPANT INFORMATION

Under applicable SEC rules, the members of the Conseco Board of Directors are considered participants in this proxy solicitation as is Edward J. Bonach, the Company’s Chief Financial Officer, who may solicit proxies on behalf of the Company. The address for each of the directors and for Mr. Bonach is c/o Conseco, Inc., 11825 N. Pennsylvania St., Carmel, IN 46032.

Information regarding the Conseco securities owned by the members of the Board of Directors and by Mr. Bonach is set forth on pages 3-4 of this proxy statement. For information regarding purchases and sales of Conseco securities during the past two years by the members of the Board of Directors and by Mr. Bonach, see Schedule I of this proxy statement.

Except as set forth in this proxy statement (including the schedule hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or her associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

OTHER MATTERS

Management knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment on such matters.

By Order of the Board of Directors

Karl W. Kindig
Secretary

April   , 2009

SCHEDULE I

PURCHASES OF CONSECO, INC.
SECURITIES DURING THE PAST TWO YEARS

Set forth below is information regarding purchases of Conseco, Inc. common stock during the past two years by the members of the Board of Directors and by Edward Bonach, the Company’s Chief Financial Officer. There were no sales by such individuals of any Conseco, Inc. securities during the past two years and no purchases of any Conseco, Inc. securities other than common stock. Except as otherwise specified, all purchases were made in the open market.

			Per Share
Name	Date of Purchase	Number of Shares	Purchase Price
Glenn Hilliard	September 18, 2008	59,500	$4.70
	September 19, 2008	40,500	6.42
Donna James	August 9, 2007	1,000	14.93
	April 3, 2009	10,000	1.04
Debra Perry	August 9, 2007	5,000	14.79
James Prieur	March 13, 2007	100,000	16.66
	August 8, 2007	10,000	15.10
	August 27, 2007	10,000	14.14
	November 2, 2007	10,000	13.72
	September 18, 2008	200,000	4.63
	November 17, 2008	20,270	2.25
	November 18, 2008	19,730	2.48
	April 2, 2009	200,000	1.11
Philip Roberts	August 9, 2007	5,000	14.98
Neal Schneider	August 15, 2007	2,500	14.62
Michael Shannon	August 14, 2007	30,000	14.74
	August 15, 2007	37,000	14.78
John Turner	May 15, 2007	5,000	18.79
	August 7, 2007	2,000	16.99
Doreen Wright	August 9, 2007	2,500	14.77
Edward Bonach	August 8, 2007	7,500	15.69
	August 27, 2007	2,500	14.11
	November 2, 2007	1,000	13.76
	September 30, 2008	5,000	3.99
	November 20, 2008	1,000	2.00

I-1

ANNEX A

SECTION 382 RIGHTS AGREEMENT

CONSECO, INC.
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as Rights Agent

Dated as of January 20, 2009

A-i

INDEX OF DEFINED TERMS

Page

5% Shareholder	1
Acquiring Person	1
Affiliate	1
Associate	1
Authorized Officer	19
Beneficial Owner	1
Beneficial Ownership	1
beneficially own	1
Book Entry	1
Business Day	2
close of business	2
Code	2
Common Stock	2
Common Stock equivalents	9
Company	1
Current Value	9
Distribution Date	3
equivalent preferred shares	10
Exchange Act	2
Exchange Ratio	22
Exempted Entity	2
Expiration Date	6
Final Expiration Date	2
Grandfathered Person	2,39
invalidation time	9
NOLs	2
NYSE	2
Percentage Stock Ownership	2
Person	2
Preferred Stock	2
Principal Party	15
Purchase Price	6
Record Date	1
Redemption Date	6
Redemption Price	21
Right	1
Right Certificate	4
Rights Agent	1
Rights Agreement	1
Section 11(a)(ii) Trigger Date	9
Section 382	3
Securities Act	3
Security	11

A-ii

Page

Spread	9
Stock Acquisition Date	3
Subsidiary	3
Substitution Period	10
Summary of Rights	4
Tax Benefits	3
Trading Day	11
Treasury Regulations	3
Trust	22
Trust Agreement	22

A-iii

SECTION 382 RIGHTS AGREEMENT

This Section 382 Rights Agreement, dated as of January 20, 2009 (as amended, supplemented or otherwise modified from time to time, the “Rights Agreement”) between CONSECO, INC., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).

WHEREAS, (a) the Company and certain of its Subsidiaries have generated net operating losses for United States federal income tax purposes (“NOLs”); (b) such NOLs may potentially provide valuable Tax Benefits (as defined below) to the Company; (c) the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the ability to utilize such NOLs; and (d) in furtherance of such objective, the Company desires to enter into this Rights Agreement; and

WHEREAS, the Board of Directors of the Company has on January 20, 2009 authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as defined below) of the Company outstanding as of the close of business (as defined below) on January 30, 2009 (the “Record Date”), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined below), upon the terms and subject to the conditions herein set forth, and the Board of Directors has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain Definitions.  For purposes of this Rights Agreement, the following terms have the meaning indicated:

(a) “5% Shareholder” shall mean a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

(b) “Acquiring Person” shall mean any Person (as defined below) who is or shall have become a 5% Shareholder, whether or not such Person continues to be a 5% Shareholder, but shall not include (i) an Exempted Entity (as defined below), or (ii) any Grandfathered Person (as defined below); provided, however, that a Person will not be deemed to have become an Acquiring Person solely as a result of (x) a reduction in the number of shares of Common Stock outstanding, (y) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, or (z) any unilateral grant of any security by the Company, unless and until such time as such Person thereafter acquires beneficial ownership of any additional shares of Common Stock. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations promulgated thereunder; provided, however, that no Exempted Entity shall be deemed an Affiliate or an Associate.

(d) Except as may expressly be set forth elsewhere herein, a Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 and the Treasury Regulations promulgated thereunder.

(e) “Book Entry” shall mean an uncertificated book entry for the shares of Common Stock.

(f) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Indiana, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.

(g) “close of business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exempted Entity” shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company, (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company or (5) any Person (together with its Affiliates and Associates) whose status as a 5% Shareholder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its net operating loss carryforwards to be used to offset its taxable income in such year or future years (but in the case of any Person determined by the Board of Directors to be an Exempted Entity pursuant to this subparagraph (k)(5) only for so long as such Person’s status as a 5% Shareholder continues not to jeopardize or endanger the availability of such net operating loss carryforwards, as determined by the Board of Directors in its good faith discretion).

(l) “Final Expiration Date” shall mean the earliest to occur of (i) the close of business on January 20, 2012, (ii) the first anniversary of adoption of this Rights Agreement if stockholder approval of this Rights Agreement has not been received by or on such date, (iii) the adjournment of the first annual meeting of the stockholders of the Company following the date hereof if stockholder approval of this Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board of Directors determines that this Rights Agreement is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward.

(m) “Grandfathered Person” shall mean any Person who would otherwise qualify as an Acquiring Person as of the date of this Rights Agreement, unless and until such time as such Person after the date of this Rights Agreement acquires beneficial ownership of additional shares of Common Stock representing more than 1% of the shares of Common Stock then outstanding.

(n) “NOLs” shall have the meaning set forth in the recitals to this Rights Agreement.

(o) “NYSE” shall mean the New York Stock Exchange, Inc.

(p) “Percentage Stock Ownership” shall mean the percentage stock ownership interest as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k).

(q) “Person” shall mean any individual, firm, corporation, business trust, joint stock company, partnership, trust association, limited liability company, limited partnership, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation § 1.382-3(a)(1), or otherwise and shall include any successor (by merger or otherwise) of any such entity.

(r) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Rights Agreement as Exhibit A and, to the extent that there is a not sufficient number of shares of the Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(s) “Section 382” shall mean Section 382 of the Code, or any comparable successor provision.

(t) “Securities Act” shall mean the Securities Act of 1933, as amended.

(u) “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

(v) “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

(w) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(x) “Treasury Regulations” shall mean any income tax regulations promulgated under the Code, including any amendments thereto.

Any determination required by the definitions in this Agreement shall be made by the Board of Directors in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon ten (10) days’ prior notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

Section 3.  Issuance of Right Certificates.  (a) Until the close of business on the earlier of (i) the tenth Business Day after the Stock Acquisition Date (or, if the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date) or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempted Entity) of, or of the first public announcement of the intention of such Person (other than an Exempted Entity) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempted Entity) becoming an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to any such offer) (including, in the case of both clause (i) and (ii), any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights) (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof, and not by separate Right Certificates (as defined below), and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the

Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 or 13 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof), so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock and holder of Book Entry shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company as the address at which such holder has consented to receive notice. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares will be evidenced by the share certificate for such shares of Common Stock registered in the names of the holders thereof or the Book Entry shares, in each case together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Book Entry shares.

(c) Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Section 382 Rights Agreement between Conseco, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of January 20, 2009 as the same may be amended, supplemented or otherwise modified from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Conseco, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Conseco, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the

Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

Section 4.  Form of Right Certificates.  The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the NYSE or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Section 5.  Countersignature and Registration .  (a) The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the President, any of the Vice Presidents or the Treasurer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

(a) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  (a) Subject to the provisions of this Rights Agreement, at any time after the close of business on the Distribution Date, and prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Rights Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b) Subject to the provisions of this Rights Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights, Purchase Price; Expiration Date of Rights.  (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b) The purchase price (the “Purchase Price”) shall be initially $20.00 for each one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of shares of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased, in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent (and the Company hereby directs the depositary agent to comply with such request), (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of the cash requisitioned from the Company, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act, former Beneficial Owner and/or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.  Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Availability of Shares of Preferred Stock.  (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right

Certificates or of any shares of Preferred Stock (or shares of Common Stock or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock or other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

Section 10.  Preferred Stock Record Date.  Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section  11.  Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.  The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 24 of this Rights Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then-current per share market price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

(iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock equivalent shall be deemed to equal the current per share market price of the Common Stock on such date. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“equivalent preferred shares”)) or securities convertible into Preferred Stock or equivalent preferred shares at a price per share of Preferred Stock or equivalent preferred shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or equivalent preferred shares) less than the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and equivalent preferred shares outstanding on such record date plus the number of shares of Preferred Stock and equivalent preferred shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and equivalent preferred shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and equivalent preferred shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants

(excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, (y) if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the system then in use, or, (z) if on any such date the Security is not so quoted or reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock, as determined pursuant to Section 11(d)(i), multiplied by one thousand (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-

thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised made pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Purchase Price or the number of one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance (wholly for cash) of any shares of Preferred Stock at less than the current market price, issuance (wholly for cash) of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m) Notwithstanding anything in this Rights Agreement to the contrary, in the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(n) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earnings Power.  (a) In the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Company shall merge with and into any other Person (other than one or more of its wholly-owned Subsidiaries), (ii) any Person (other than one or more of its wholly-owned Subsidiaries) shall consolidate with the Company, or any Person (other than one or more of its wholly-owned Subsidiaries) shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating to 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries), then, and in each such case, proper provision shall be made so that:

(A) each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable (whether or not such Right was then exercisable) immediately prior to the time that any Person first became an Acquiring Person (each as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)), in accordance with the terms of this Rights Agreement and in lieu of Preferred Stock, such number of validly issued, fully paid and non-assessable and freely tradeable shares of Common Stock of the Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)) and (2) dividing that product by 50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d)(i) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Rights Agreement to reflect any events occurring in respect of such Principal Party after the date of such consolidation, merger, sale or transfer;

(B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;

(C) the term “Company” as used herein shall thereafter be deemed to refer to such Principal Party; and

(D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of its Common Stock) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided, that upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, and the Common Stock of all of such persons have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

(ii) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be reported by such other system then in use;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a).

(d) In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock equivalents of such Principal Party at less than such then-current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e) The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person, enter into any transaction of the type contemplated by Sections 13(a)(i)-(iii) hereof if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

Section 14.  Fractional Rights and Fractional Shares.  (a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, (y) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, (z) if on any such date the Rights are not so quoted or reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners(for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

Section 15.  Rights of Action.  All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

Section 16.  Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(i) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(ii) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(iii) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock (or Book Entry shares of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and

(iv) notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent.  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.  (a) Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of such successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

Section 20.  Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Rights

Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.

(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.  Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the

Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

Section 23.  Redemption.  (a) The Board of Directors of the Company may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

Section 24.  Exchange.  (a) The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all stockholders entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

Section 25.  Notice of Certain Events.  (a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, reclassification, subdivision, combination, consolidation or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

Section 26.  Notices.  Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Conseco, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032
Attn: Chief Financial Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC
59 Maiden Lane,
New York, NY 10038
Attn: Corporate Trust Department

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.  Supplements and Amendments.  Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that any supplement or amendment that does not amend Section 18, 19, 20 or 21 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

Section 28.  Successors.  All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Benefits of this Rights Agreement.  Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 30.  Determinations and Actions by the Board of Directors.  The Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Rights Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

Section 31.  Severability.  If any term, provision, covenant or restriction of this Rights Agreement or applicable to this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Certificate of Incorporation and Bylaws.

Section 32.  Governing Law.  This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33.  Counterparts.  This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.  Descriptive Headings.  Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and attested, all as of the day and year first above written.

CONSECO, INC.

Attest:	/s/ Karl W. Kirdig	By:	/s/ Thomas D. Barta
	Secretary	Name:	Thomas D. Barta
		Title:	Senior Vice President

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

Attest:	/s/ Susan Silber	By:	/s/ Herbert J. Lemmer
	Assistant Secretary	Name:	Herbert J. Lemmer
		Title:	Vice President

EXHIBIT A

FORM
OF
CERTIFICATE OF DESIGNATIONS
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
CONSECO, INC.
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

Conseco, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company (hereinafter being referred to as the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law of the State of Delaware on January 20, 2009:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of the Company’s Amended and Restated Certificate of Incorporation, (hereinafter being referred to as the “Certificate of Incorporation”), the Board of Directors hereby creates a series of preferred stock, par value $0.01 per share, of the Company, to be designated the “Series A Junior Participating Preferred Stock” and hereby adopts the resolution establishing the designations, number of shares, preferences, voting powers and other rights, and the restrictions and limitations thereof, of the shares of such series as set forth below:

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

Section 2.  Dividends and Distributions

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) and of any other stock of the Company ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July, and October in each year (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Company shall at any time after the Issue Date declare and pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative, whether or not earned or declared, on outstanding shares of Series A Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(D) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

Section 4.  Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not earned or declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

Section 6.  Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A liquidation preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company (nor the sale of all or substantially all of the assets of the Company) shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

Section 7.  Consolidation, Merger, etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted, exchanged or converted. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.  The shares of Series A Preferred Stock shall not be redeemable from any holder.

Section 9.  Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of Preferred Stock and senior to the Common Stock.

Section 10.  Amendment.  If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.

Section 11.  Fractional Shares.  Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its and attested by its Secretary this 20th day of January, 2009.

Name:

Title:

Attest:

Secretary

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER JANUARY 20, 20012, OR SUCH EARLIER DATE AS PROVIDED BY THE RIGHTS AGREEMENT OR IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

CONSECO, INC.

This certifies that [          ] or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of January 20, 2009, as the same may be amended from time to time (the “Rights Agreement”), between Conseco, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on January 20, 2012, or such earlier date as provided by the Rights Agreement at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one-thousandth of a fully paid non-assessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $20.00 per one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 30, 2009, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of          ,     .

ATTEST:	CONSECO, INC.

By:	By:

Countersigned:

, as Rights Agent

By:
Authorized Signatory

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED   hereby sells, assigns and transfer unto

(Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                     Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:           ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)
To the Rights Agent:

The undersigned hereby irrevocably elects to exercise           Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated:           ,

            Signature
(Signature must conform to holder
specified on Right Certificate)

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
Shares of Preferred Stock

On January 20, 2009 the Board of Directors of Conseco, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The dividend is payable on January 30, 2009 (the “Record Date”) to the stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”) of the Company at a price of $20.00 per one one-thousandth of a share of Preferred Stock (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are set forth in a Section 382 Rights Agreement dated as of January 20, 2009 (as the same may be amended from time to time, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

The Rights Agreement is intended to help protect the Company’s tax net operating loss carryforwards. The Board of Directors may redeem the Rights, as discussed more fully below. The Rights Agreement is intended to act as a deterrent to any person (other than an Exempted Entity (as defined below) or any person who has the status of a 5% Shareholder (as defined below) on the date of the Rights Agreement so long as such person does not increase its ownership above an additional 1% of Common Stock then outstanding) from becoming or obtaining the right to become, a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) (a “5% Shareholder”), without the approval of the Board of Directors.

Until the close of business on the earlier of (i) the tenth business day after the first date of a public announcement that a person (other than an Exempted Entity (as defined below) or Grandfathered Persons (as defined below)) or group of affiliated or associated persons (an “Acquiring Person”) has become a 5% Shareholder or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any Person (other than an Exempted Entity) becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be evidenced by the shares of Common Stock represented by the certificates for Common Stock or uncertificated book entry shares outstanding as of the Record Date, together with a copy of the summary of rights disseminated in connection with the original dividend of Rights.

“Exempted Entity” shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company, (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company, (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company or (5) any Person (together with its Affiliates and Associates) whose status as a 5% Shareholder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its net operating loss carryforwards to be used to offset its taxable income in such year or future years (but in the case of any Person determined by the Board of Directors to be an Exempted Entity pursuant to this subparagraph (5) only for so long as such Person’s status as a 5% Shareholder continues not to jeopardize or endanger the availability of such net operating loss carryforwards, as determined by the Board of Directors in its good faith discretion).

“Grandfathered Person” shall mean any Person who would otherwise qualify as an Acquiring Person as of the date of this Rights Agreement, unless and until such time as such Person after the date of this Rights Agreement acquires beneficial ownership of additional shares of Common Stock representing more than 1% of the shares of Common Stock then outstanding.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or uncertificated book entry shares) outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference (or such notice, in the case of uncertificated book entry shares) or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or uncertificated book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i) the close of business on January 20, 2012, (ii) the first anniversary of adoption of the Rights Agreement if shareholder approval of the Rights Agreement has not been received by or on such date, (iii) at the adjournment of the first annual meeting of the stockholders of the Company following the date hereof if stockholder approval of the Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of tax benefits or (v) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward (the “Final Expiration Date”), subject to (x) the extension of Rights Agreement by the Board of Directors by the amendment of the Rights Agreement or (y) the redemption or exchange of the Rights by the Company, as described below.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Rights Agreement (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated January 20, 2009. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Annex B

CONSECO, INC.

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
(as Amended and Restated Effective March 31, 2009)

CONSECO, INC.
AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

B-i

CONSECO, INC.
AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

1. Purpose.  The purpose of this Amended and Restated Long-Term Incentive Plan (the “Plan”) is to aid Conseco Inc., a Delaware corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding certain employees and non-employee directors of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock based incentives for Participants. The Plan was initially established as the Conseco, Inc. 2003 Long-Term Incentive Plan, has been amended from time to time thereafter, and is hereby amended and restated effective March 31, 2009.

2. Definitions.  In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Annual Limit” shall have the meaning specified in Section 5(b).

(b) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any related right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant’s Award upon such Participant’s death.

(d) “Board” means the Company’s Board of Directors.

(e) “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(f) “Committee” means the Human Resources and Compensation Committee of the Board, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to Section 303A.05 of the Listed Company Manual of the New York Stock Exchange, and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or the Plan. The full Board may perform any function of the Committee hereunder except to the extent limited under Section 303A.05 of the Listed Company Manual, in which case the term “Committee” shall refer to the Board.

(g) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(h) “Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(i) “Effective Date” means the effective date specified in Section 11(q).

(j) “Eligible Person” has the meaning specified in Section 5.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(l) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the officially-quoted closing selling price of the Stock on the principal stock exchange or market on which Stock is traded on the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR shall conform to requirements under Code Section 409A.

(m) “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs exercisable for Stock, and Restricted Stock will be Non-409A Awards unless otherwise expressly specified by the Committee.

(n) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(o) “Option” means a right, granted under the Plan, to purchase Stock.

(p) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(q) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(r) “Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments.

(s) “Restricted Stock” means Stock granted under the Plan which is subject to certain restrictions and to a risk of forfeiture.

(t) “Restricted Stock Unit” or “RSU” means a right, granted under the Plan, to receive Stock, cash or other Awards or a combination thereof at the end of a specified deferral period.

(u) “Retirement” means, unless otherwise stated in an applicable Award agreement, Participant’s voluntary termination of employment after achieving 65 years of age

(v) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(w) “Stock” means the Company’s Common Stock, par value $0.01 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(x) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3.  Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto (including outstanding Awards); to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders.

(b) Manner of Exercise of Committee Authority.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to Awards, to process or oversee the issuance of Stock under Awards, to interpret and administer the terms of Awards, to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act) and employees of the Company (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act) or employee) subject to an individual maximum annual Award limit as determined and approved at the Compensation Committee’s discretion, and all necessary and appropriate decisions and determinations with respect thereto and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to take any action that would result in the loss of an exemption under Rule 16b-3 for Awards granted to or held by Participants who at the time are subject to Section 16 of the Exchange Act in respect of the Company or that would cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, (ii) to take any action inconsistent with Section 157 and other applicable provisions of the Delaware General Corporation Law, or (iii) to make any determination required to be made by the Committee under the New York Stock Exchange corporate governance standards applicable to listed company compensation committees (currently, Rule 303A.05). Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee (and, to the extent it so provides, any subcommittee) shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval or modification by the Committee.

(c) Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.  Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery.  The total number of shares of Stock reserved for delivery in connection with Awards under this Plan shall be 25,846,268 shares. The total number of shares available is subject to adjustment as provided in Section 11(c). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares. No more than 10,000,000 shares may be delivered hereunder as ISOs.

(b) Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture; provided, however, that notwithstanding the above, the number of shares available for issuance under the Plan shall be reduced by 1.25 shares of Stock for every one share of Stock issued in respect of an Award other than an Award of an Option, SAR, or Award that must be settled in cash. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will be available under the Plan. The preceding sentence shall not be applicable with respect to (i) the cancellation of an SAR granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with an SAR upon the exercise of the SAR. The following shares, however, may not be made available for issuance as Awards under this Plan: (a) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (c) shares repurchased on the open market with the proceeds from the exercise of an Option. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate or with which the Company or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5.  Eligibility; Per-Person Award Limitations.

(a) Eligibility.  Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means (i) an employee of the Company or any subsidiary or affiliate, including any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate, (ii) any non-employee directors of the Company or (iii) other individuals who perform services for the Company or any subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan, if so determined by the Committee. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. Holders of awards who will become Eligible Persons granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, are eligible for grants of substitute awards granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction, if so determined by the Committee.

(b) Per-Person Award Limitations.  In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards under each of Section 6(b) through (i) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection). A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 1,000,000 shares, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person’s Annual Limit, which for this purpose shall equal $4 million (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6.  Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price.  The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that, notwithstanding anything contained herein to the contrary such exercise price shall be (A) fixed as of the grant date, and (B) not less than the Fair Market Value of a share of Stock on the grant date. Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, may be granted with an exercise price per share of Stock other than as required above.

(ii) No Repricing.  Except for adjustments as permitted by Section 11(c), without the approval of stockholders, the Committee will not amend, replace, substitute or exchange previously granted Options in a transaction that constitutes a “repricing,” which means any of the following: (i) changing the terms of an Option to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; (iii) repurchasing for cash or canceling an Option at a time when its exercise price is greater than the Fair Market Value of the underlying shares of Stock in exchange for another Award; or (iv) as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

(iii) Option Term; Time and Method of Exercise.  The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part. In addition, the Committee shall determine the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(l)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants.

(iv) ISOs.  Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an ISO: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a “10% Shareholder”), the purchase price of such Option must be at least 110 percent of the fair market value of the Common Stock on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, and (ii) termination of employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its subsidiaries. Notwithstanding anything in this Section 6 to the contrary, Options designated as ISOs shall not be eligible for treatment under the Code as ISOs to the extent that either (iii) the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, and (iv) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

(c) Stock Appreciation Rights.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment.  An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, shares of Stock having a value equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the change in control price, as defined under the applicable award agreement) over (B) the exercise or settlement price of the SAR as determined by the Committee. Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6(b). The per share price for exercise or settlement of SARs (including both tandem SARs and freestanding SARs) shall be determined by the Committee, but in the case of SARs that are granted in tandem to an Option shall not be less than the exercise price of the Option and in the case of freestanding SARs shall be (A) fixed as of the grant date, and (B) not less than the Fair Market Value of a share of Stock on the grant date.

(ii) No Repricing.  Except for adjustments as permitted by Section 11(c), without the approval of stockholders, the Committee will not amend, replace, substitute or exchange previously granted SARs in a transaction that constitutes a “repricing,” which means any of the following (i) changing the terms of an SAR to lower its exercise or settlement price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; (iii) repurchasing for cash or canceling an SAR at a time when its exercise or settlement price is greater than the Fair Market Value of the underlying shares of Stock in exchange for another Award; or (iv) as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

(iii) Other Terms.  The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on future service requirements), the method of exercise, method of settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, and whether or not a SAR shall be free-standing or in tandem or combination with any other Award. Limited SARs that may only be exercised in connection with a change in control or termination of service following a change in control as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d) Restricted Stock.  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Award and Restrictions.  Subject to Section 6(d)(ii), Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Limitation on Vesting.  The grant, issuance, retention, vesting and/or settlement of Restricted Stock shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. Subject to Section 10, the Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Restricted Stock subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Committee; provided that the grant, issuance, retention, vesting and/or settlement of a Restricted Stock Award that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and any Award based solely upon continued employment or the passage of time shall vest over a period not less than three years from the date the Award is made, provided that such vesting may occur ratably over the three-year period. The foregoing minimum vesting conditions need not apply (A) in the case of the death, disability or Retirement of the Participant or termination in connection with a Change in Control, (B) with respect to up to an aggregate of five percent of the shares of Stock authorized under the Plan, which may be granted (or regranted upon forfeiture) as Restricted Stock or RSUs without regard to such minimum vesting requirements and (C) with respect to non-employee director awards.

(iv) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(v) Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units.  The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(i) Award and Restrictions.  Subject to Section 6(e)(ii), RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance conditions and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. A Participant granted RSUs shall not have any of the rights of a stockholder, including the right to vote, until Stock shall have been issued in the Participant’s name pursuant to the RSUs, except that the Committee may provide for dividend equivalents pursuant to Section 6(e)(iii) below.

(ii) Limitation on Vesting.  The grant, issuance, retention, vesting and/or settlement of RSUs shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. Subject to Section 10, the Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of RSUs subject to continued

employment, passage of time and/or such performance conditions as deemed appropriate by the Committee; provided that the grant, issuance, retention, vesting and/or settlement of an RSU that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and any Award based solely upon continued employment or the passage of time shall vest over a period not less than three years from the date the Award is made, provided that such vesting may occur ratably over the three-year period. The foregoing minimum vesting conditions need not apply (A) in the case of the death, disability or Retirement of the Participant or termination in connection with a Change in Control, and (B) with respect to up to an aggregate of five percent of the shares of Stock authorized under the Plan, which may be granted (or regranted upon forfeiture) as Restricted Stock or RSUs without regard to such minimum vesting requirements.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee, dividend equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award other than an Option, ISO, or SAR. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify. Notwithstanding the foregoing, the Committee may not payout any dividends or Dividend Equivalents with respect to any unvested Performance Award.

(h) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i) Performance Awards.  Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7.  Performance-Based Compensation.

(a) Performance Awards Generally.  Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Section 162(m).

(b) Performance Awards Granted to Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 7(b).

(i) Performance Goal Generally.  The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria.  For purposes of this Plan, a “performance goal” shall mean any one or more of the following business criteria, in each case as specified by the Committee: (1) gross or net revenue, premiums collected, new annualized premiums, and investment income, (2) any earnings or net income measure, including earnings from operations, earnings before taxes, earnings before interest and/or taxes and/or depreciation, statutory earnings before realized gains (losses), or net income available to common shareholders, (3) operating earnings per common share (either basic or diluted); (4) return on assets, return on investment, return on capital, return on equity, or return on tangible equity; (5) economic value created including the value of new business; (6) operating margin or profit margin; (7) net interest margin; (8) asset quality; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, total market capitalization, business retention, new product generation, rate increase actions, geographic business expansion goals, cost targets (including cost of capital), investment portfolio yield, risk-based capital, statutory capital, Best Capital Adequacy Ratio, tax net operating loss utilization, customer satisfaction, employee satisfaction, agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, on a per share basis (either basic or diluted), as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii) Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time twenty-five percent of such performance period has elapsed.

(iv) Performance Award Pool.  The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms.  Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a change in control) prior to the end of a performance period or settlement of such Performance Awards.

(vi) Recapture Rights.  If at any time after the date on which a Participant has been granted or becomes vested in an Award pursuant to the achievement of a performance goal under Section 7, the Committee determines that the earlier determination as to the achievement of the performance goal was based on incorrect data and that in fact the performance goal had not been achieved or had been achieved to a lesser extent than originally determined and a portion of an Award would not have been granted, vested or paid, given the correct data, then (i) such portion of the Award that was granted shall be forfeited and any related shares (or if such shares were disposed of the cash equivalent) shall be returned to the Company as provided by the Committee, (ii) such portion of the Award that became vested shall be deemed to be not vested and any related shares (or if such shares were disposed of the cash equivalent) shall be returned to the Company as provided by the Committee, and (iii) such portion of the Award paid to the Participant shall be paid by the Participant to the Company upon notice from the Company as provided by the Committee.

(c) Written Determinations.  Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8.  Certain Provisions Applicable To Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Subject to the provisions of Sections 6(b)(ii) and 6(c)(ii), Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (l), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in the Plan.

(c) Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan (including Sections 11(k) and (l)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (l). Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Section 409A(a)(2)(B)(ii).

(d) Limitation on Vesting of Certain Awards.  Subject to Section 8, Restricted Stock will vest over a minimum period of three years except in the event of a Participant’s death, disability, or retirement, or in the event of a change in control or other special circumstances. The foregoing notwithstanding, Restricted Stock as to which either the grant or vesting is based on, among other things, the achievement of one or more performance conditions generally will vest over a minimum period of one year except in the event of a Participant’s death, disability, or retirement, or in the event of a change in control or other special circumstances, and provided further up to five percent of the shares of Stock authorized under the Plan as well as non-employee director awards may be granted as Restricted Stock without any minimum vesting requirements. For purposes of this Section 8(d), a performance period that precedes the grant of the Restricted Stock will be treated as part of the vesting period if the participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued service, and vesting over a three-year period or one-year period will include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

(e) Cash Settlement of Awards.  To the extent permitted by the Committee at the time of grant or thereafter, the Company may deliver cash in full or partial satisfaction, payment and/or settlement upon exercise, cancellation, forfeiture or surrender of any Award.

9.  Change in Control.  The Committee may set forth in any Award agreement the effect, if any, that a change in control or other, similar transaction shall have on any awards granted under this Plan.

10.  Additional Award Forfeiture Provisions.

(a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements.  Unless otherwise determined by the Committee, each Award granted hereunder, other than Awards granted to non-employee directors, shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i) The unexercised portion of each Option held by the Participant, whether or not vested, and any other Award not then settled will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefore by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or

(B) the date that is six months prior to the date the Participant’s employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

(b) Events Triggering Forfeiture.  The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during Participant’s employment by the Company or a subsidiary or affiliate, or during the one-year period following termination of such employment:

(i) Participant, acting alone or with others, directly or indirectly, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii) Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain (other than by Participant’s breach of this provision), except as required by law or pursuant to legal process, or Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii) Participant fails to cooperate with the Company or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

(c) Agreement Does Not Prohibit Competition or Other Participant Activities.  Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 10(a) and 10(b).

(d) Committee Discretion.  The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11.  General Provisions.

(a) Compliance with Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the Participant’s death, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.  In the event of any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event, the Committee, in order to prevent dilution or enlargement of a Participant’s rights under this Plan shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock or other securities of the Company or other issuer which are subject to the Plan, (ii) the number and kind of shares of Stock or other securities of the Company or other issuer by which annual per-person Award limitations are measured under Section 5, including the share limits applicable to non-employee director Awards under Section 5(c), (iii) the number and kind of shares of Stock or other securities of the Company or other issuer subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, settlement price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(l)) or other Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including performance-based Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets, or in response to changes in applicable laws, regulations, or accounting principles) affecting any performance conditions; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i) Withholding.  The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction or event involving an Award, or to require a Participant to remit to the Company an amount in cash or other property (including Stock) to satisfy such withholding before taking any action with respect to an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. The Company can delay the delivery to a Participant of Stock under any Award to the extent necessary to allow the Company to determine the amount of withholding to be collected and to collect and process such withholding.

(ii) Required Consent to and Notification of Code Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan.  The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action:

(i) If such stockholder approval is required by any federal or state law or regulation or the rules of the New York Stock Exchange or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted; or

(ii) If such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan; or

(iii) If such amendment would alter the provisions of the Plan restricting the Company’s ability to grant Options or SARs with an exercise price that is not less than the Fair Market Value of Stock; or

(iv) In connection with any action to amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” as such term defined herein under Sections 6(b)(ii) and 6(c)(ii).

The Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board (or any Committee) action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

(f) Right of Setoff.  The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time (including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant), such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g) Unfunded Status of Awards; Creation of Trusts.  To the extent that any Award is deferred compensation, the Plan is intended to constitute an “unfunded” plan for deferred compensation with respect to such Award. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m).  It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b) and (c), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, and any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i).

(l) Certain Limitations Relating to Accounting Treatment of Awards.  Other provisions of the Plan notwithstanding, the Committee’s authority under the Plan (including under Sections 8(c), 11(c) and 11(d)) is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting shall not become subject to “variable” accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such “variable” accounting.

(m) Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(n) Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(n) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(o) Limitation on Rights Conferred under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(p) Severability; Entire Agreement.  If any of the provisions of the Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any agreements or documents designated by the Committee as setting forth the terms of an Award contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(q) Plan Effective Date and Termination.  The Plan as hereby amended shall become effective if, and at such time as, the stockholders of the Company have approved it in accordance with applicable law and stock exchange requirements. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan or as set forth above and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

CONSECO, INC.
Annual Meeting of Shareholders To Be Held on May 12, 2009
This Proxy is Solicited on Behalf of the Board of Directors
Each person signing this card on the reverse side hereby appoints, as proxies, Edward J. Bonach, John R. Kline, and Eric R. Johnson, or any of them with full power of substitution, to vote all shares of Common Stock which such person is entitled to vote at the Annual Meeting of Shareholders of Conseco, Inc. to be held at the Conseco Conference Center, 11825 N. Pennsylvania St., Carmel, Indiana at 8:00 a.m. EDT on May 12, 2009, and any adjournments thereof.
This proxy card will be voted as directed. If no instructions are specified, the shares represented by this proxy shall be voted FOR the election of all directors listed in Item 1, FOR the approval of the Section 382 Shareholders Rights Plan in Item 2, FOR approval of the Amended and Restated Long-Term Incentive Plan in Item 3, and FOR the ratification of the appointment of the independent registered public accounting firm in Item 4.
This proxy is continued on the reverse side.
Please sign on the reverse side and return promptly.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 12, 2009. The proxy statement and the annual report to shareholders are available at www.proxyvote.com

ANNUAL MEETING OF SHAREHOLDERS OF
CONSECO, INC.
May 12, 2009
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
¯ Please detach along perforated line and mail in the envelope provided. ¯
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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.

1.	Election of Directors: Election of the nominees named below as directors for one-year terms expiring in 2010.
NOMINEES:
☐	FOR ALL NOMINEES	O O O	Donna A. James Debra J. Perry C. James Prieur
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	Philip R. Roberts Michael T. Tokarz
		O O	R. Glenn Hilliard Neal C. Schneider
☐	FOR ALL EXCEPT (See Instructions below)	O O	John G. Turner Doreen A. Wright
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.

		FOR	AGAINST	ABSTAIN
2.	Approval of the Section 382 Shareholder Rights Plan.	☐	☐	☐

3.	Approval of the Amended and Restated Long-Term Incentive Plan.	☐	☐	☐

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of Conseco for the fiscal year ending December 31, 2009.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated April ___, 2009.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.
☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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